UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class C1	Class I
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBMX	FACMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NMBCX	FCMNX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NCNBX	FNTCX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NIMOX	—	FORCX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio managers Christopher Drahn, CFA, Michael Hamilton and Douglas White, CFA, review key investment strategies and the Funds’ performance during the six months ending November 30, 2012. Chris has managed the Nuveen Minnesota Intermediate Municipal Bond Fund since 1994, Doug has managed the Nuveen Minnesota Municipal Bond Fund since 1988 and the Nuveen Nebraska Municipal Bond Fund since 2011 and Michael has managed the Nuveen Oregon Intermediate Municipal Bond Fund since 1997.

How did the Funds perform during the six-month period ending November 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2012. The tables also compare these returns to each Fund’s benchmark index and its appropriate Lipper classification average.

During the past six months, the Class A Shares at net asset value (NAV) of the Nuveen Minnesota Intermediate Municipal Bond Fund lagged the S&P Municipal Bond Intermediate Index and performed in line with the Barclays 1–15 Year Blend Municipal Bond Index, while outperforming the Lipper Other States Intermediate Municipal Debt Funds Classification Average. The Class A Shares at NAV of the Nuveen Oregon Intermediate Municipal Bond Fund trailed all three of these performance measures. Please note that both Funds’ primary index was changed. Previously, the Funds used the Barclays 1-15 Year Blend Municipal Bond Index as their primary benchmark. The Funds are now compared to the S&P Municipal Bond Intermediate Index because it more closely reflects the Funds’ investment universe. There have been no changes to the way the Funds are managed.

Meanwhile, both the Nuveen Minnesota Municipal Bond Fund and Nuveen Nebraska Municipal Bond Fund outperformed S&P Municipal Bond Index, the Barclays Municipal Bond Index, as well as their respective Lipper classification averages, the Lipper Minnesota Municipal Debt Funds Classification Average and the Lipper Other States Municipal Debt Funds Classification Average. Please note that both Funds’ primary index have also changed. Previously, the Funds used the Barclays Municipal Bond Index as their national benchmark. The Funds are now compared to the S&P Municipal Bond Index because it more closely reflects the Funds’ investment universe. There have been no changes to the way the Funds are managed.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios

Nuveen Investments	5

are managed with a value oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Minnesota Intermediate Municipal Bond Fund

During the reporting period, the Nuveen Minnesota Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index. The pursuit of yield in this historically low interest rate environment prompted many investors to take on the credit risk of lower quality bonds in exchange for their higher rates of income, which in turn lifted lower rated bonds’ prices relative to higher-grade. The portfolio’s underweighting in the market’s highest quality bonds, consisting of issues with credit ratings of AAA and AA, along with its slight overweight in A-rated, BBB-rated and non-rated bonds, added to the Fund’s performance. This preference worked against the market sectors that typically feature many high quality securities and thus had a somewhat positive impact on performance since the Fund was overweight in lower investment grade holdings.

For example, the Fund was overweight in two sectors that tend to offer a high volume of lower investment-grade rated, higher yielding issuance, health care and higher education, which made a small contribution. Conversely, the Fund was hampered by being underweight in corporate-backed industrial development revenue bonds, another category featuring many lower rated securities. The portfolio was also hindered by its allocation to pre-refunded bonds, which trailed the overall bond market owing to the securities’ very short maturities and high credit quality.

One positive factor contributing to the Fund’s results was the beneficial duration positioning, meaning the Fund was more sensitive than the benchmark to the helpful effects of falling interest rates. Relative to the Index, the Fund had slightly more exposure to bonds with longer intermediate maturities, as well as a modestly smaller allocation to the shorter intermediate part of the curve. Both stances were advantageous, as longer bonds generally outperformed shorter issues during the period. Tempering the Fund’s duration related outperformance, however, was a small overweighting in the shortest dated securities with maturities of two years and less, whose performance was especially subdued.

To finance our purchases for the Fund during the six-month reporting period, we primarily used the proceeds of bond calls and maturities, as well as new investment inflows from shareholders, and so there was very little need to sell securities. Our purchases generally took place in the primary (new-issue) municipal bond market, while the secondary market afforded opportunities to make smaller purchases, often adding to our positions of bonds already owned in the portfolio.

A number of our new purchases were general obligation (GO) bonds. Because of some unique characteristics of the Minnesota tax-exempt bond market, it is relatively straightforward to issue GO debt in this state, sometimes resulting in a healthy supply of these types of securities. In fact, we found a number of GO bonds offering what we saw as good value, especially in the intermediate portion of the yield curve. One notable series of GO purchases involved securities issued by Moorhead, Minnesota, with maturity

6	Nuveen Investments

dates ranging from 2021 to 2025 and a Moody’s credit rating of Aa3. In addition, we bought a variety of AA-rated school-district GO bonds.

Other bond purchases during the period included issues that fund senior housing, higher education and electric utility projects, as well as a Minneapolis/St. Paul Metropolitan Airport bond deal. Notwithstanding the above, demand was very strong for Minnesota tax-exempt debt throughout the period, making investment at consistently advantageous prices difficult. Of final note, it became clear in November that a large Minnesota tobacco-securitization bond deal issued in 2011 would be called on December 1, 2012, the day after the close of the reporting period. The bonds were strong performers for the Fund over the life of the issue.

Nuveen Minnesota Municipal Bond Fund

Favorable duration positioning helped the Nuveen Minnesota Municipal Bond Fund outperform the S&P Municipal Bond Index. The Fund’s longer duration increased its sensitivity to interest rate changes, which had a positive influence on relative performance as interest rates fell during the period. With rates on longer bonds falling to a greater extent than rates on shorter bonds, the Fund was well situated, with longer dated securities being overweight. At the same time, the Fund’s more limited exposure to shorter maturity debt also contributed to good results on a relative basis.

To a lesser degree, advantageous credit quality positioning added to the Fund’s performance compared to the index. Due to investors’ desire for income in an environment of low yields, lower rated, higher income producing bonds tended to outperform their higher rated, lower coupon counterparts. Accordingly, the Fund’s elevated exposure to A-rated, BBB-rated and non-rated issues was helpful for results, as was our continued underweighting in the market’s highest rated securities — those with credit ratings of AAA and AA.

The Fund benefited from its greater exposure to several sectors that did well during the six-month period. Specifically, health care was overweight in the Fund and many of the portfolio’s individual positions generated especially good results. Also, the Fund was helped by its sole position in the tobacco sector, a sizeable allocation to Minnesota tobacco bond issues that we purchased in 2011. Because of the securities’ relatively short call date, they featured a very attractive call price to compensate investors for the risk that the bonds could be called. In fact, the issuer recently announced the bonds would be called on December 1, 2012 and, as a result, these securities were significant contributors to the Fund’s performance during the period.

In addition, the Fund was helped by being underweight in two groups that lagged the market as a result of their generally higher credit quality, state and local GO bonds and pre-refunded bonds, the latter of which tend to be among the market’s highest quality and shortest duration securities. Having these characteristics weighed on their results, as market conditions tended to favor bonds displaying the opposite qualities. On the other hand, one area of the market that had a negative impact on relative performance was being overweight in public power bonds, a sector that trailed the index.

Amid improved supply in the tax-exempt Minnesota bond market, we had relatively more choices of new bonds to add to the portfolio, given the healthy amount of new shareholder cash coming into the Fund that required investment. These inflows, along with the proceeds of bond calls and maturities, financed our purchases throughout the period.

Nuveen Investments	7

Because the Fund was already overweight in the sectors that we found most attractive, we were able to diversify new portfolio additions across multiple sectors and maturity ranges. The vast majority of our new bond purchases for the Fund had maturities ranging from eight to thirty years and took place across a wide variety of revenue bond sectors, including education, corporate backed, life care and airports. We also added to the Fund’s GO debt allocation. As a result of these purchases, the Fund’s allocation to BBB-rated debt rose modestly, as did the portfolio’s AAA-rated bond exposure, while the percentage of the Fund’s AA-rated bond positions rose somewhat more and A-rated bond positions slightly declined.

Nuveen Nebraska Municipal Bond Fund

The Nuveen Nebraska Municipal Bond Fund outperformed the S&P Municipal Bond Index, in part because of helpful duration and yield curve positioning. Specifically, the portfolio’s increased allocation to bonds on the long end of the curve proved beneficial, given that longer bonds gained from declining interest rates more notably than shorter bonds. The Fund began the period with a longer duration than the benchmark, but that gap narrowed as the period progressed, although the Fund still finished the six-month time frame with more interest rate sensitivity than the index.

To a lesser degree, the Fund’s credit quality breakdown was another positive performance factor. In relation to the index, the Fund benefited from having more exposure to bonds rated A, the top performing credit quality segment of the investment-grade bond universe during the period and having a lower relative allocation to AAA-rated bonds, which did not appreciate as much as lower rated issues did.

Meanwhile, the Fund’s sector positioning had a mixed impact on performance. The Fund benefited by being overweight in the education and health care sectors, while good performance from the individual bonds we chose within those groups further added to results. Favorable security selection within the electric utility category also contributed positively. Among the Fund’s holdings in GO bonds, a relative underweighting to state GO issues proved effective, but our underweighting in local GO bonds had a negative impact, as many of these securities had lower credit ratings and therefore gained from investors’ desire to take on more credit risk in exchange for higher income. The Fund was overweight in the housing bond sector which proved a detriment to performance. Housing bonds often underperform during falling interest rate environments because lower rates increase the risk of mortgage prepayments.

We saw a substantial level of new shareholder cash coming into the portfolio, which meant that one of our primary tasks during the reporting period was to keep the Fund fully invested. We did not need to sell securities to accomplish our purchasing objectives, instead utilizing these shareholder inflows, as well as proceeds from bond calls and maturities.

Although we were successful in adding new bonds, the Nebraska municipal bond market is relatively small, so our purchases tended to reflect what securities were available at those times. During the period, our purchases increased the Fund’s exposure to the public power, higher education and hospital bond sectors, all of which were overweight in the Fund to various degrees at the end of the period. As a result of our purchases, the

8	Nuveen Investments

Fund’s allocation to A-rated and AA-rated bonds rose modestly, while its AAA weighting decreased modestly and its BBB and non-rated exposure remained essentially unchanged.

Nuveen Oregon Intermediate Municipal Bond Fund

During the six-month reporting period, the Nuveen Oregon Intermediate Municipal Bond Fund lagged the S&P Municipal Bond Intermediate Index. Sector positioning was a key factor behind the Fund’s underperformance. Specifically, the Fund was overweight in local GO bonds, which trailed the index because many of these issues had relatively high credit ratings and were unattractive to investors seeking lower rated, higher yielding investments. While overweight Oregon health care bonds, a sector that performed well throughout the period, the health care credits held in the Fund did not participate fully in the price appreciation, hampering results from this sector. Many of the health care credits held in the Fund had shorter calls, thus, a shorter duration. An overweighting in higher education bonds added to performance on a relative basis. Among utilities, the Fund was hurt by a position in Puerto Rico Electric Power Authority revenue bonds, which underperformed when evidence of weakness in Puerto Rico’s financial condition emerged, causing the bonds to lose some of their value.

On the positive side, the Fund slightly benefited from its duration positioning, meaning its sensitivity to movements in interest rates. As the yield curve flattened, indicating that rates on longer bonds dropped to a greater extent than rates on shorter bonds, it was helpful to have more exposure to securities with longer durations within the intermediate universe we focus on in this portfolio. As a result, the Fund’s increased allocation to bonds with durations of eight years and longer provided a small but effective impact on relative performance. At the same time, however, the Fund was overweight in the market’s shortest maturity bonds, those with durations of two years and less and this was an offsetting negative. As mentioned earlier, lower rated bonds outperformed higher rated bonds during the period as investors sought the higher income; thus an underweighting to bonds rated AA was beneficial to the portfolio. While slightly underweight A-rated securities, the duration of the bonds held was longer than the index, thus, the Fund benefited.

Throughout the period, as new cash came into the portfolio from the proceeds of bond calls, bond maturities and new shareholder investments, we focused on purchasing bonds that we believed provided good value for our investors while supporting our management objectives. Bond supply in Oregon was relatively limited, so new purchases reflected the best available opportunities when we had funds to invest. We targeted bonds with credit ratings of A and maturities of 8 to 12 years, representing the portion of the yield curve where we believed the risk/reward trade-off was most favorable. During the period, a number of our new purchases were from the health care sector, where we bought some lower investment-grade rated health care and non-rated continuing care retirement center bonds. In addition, to keep the Fund invested amid modest supply, we added a few bonds with relatively short call dates and also bonds of U.S. territories, which are generally fully tax-exempt for residents of all 50 states. Territorial bond purchases during the period included some U.S. Virgin Islands gross receipts tax bonds, which provided what we believed was an attractive yield, as well as a small position in Puerto Rico higher education issues.

Nuveen Investments	9

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the fund’s exposure to volatility and interest rate risk.

Dividend Information

All share classes of the Nuveen Minnesota Intermediate Municipal Bond Fund and the Nuveen Nebraska Municipal Bond Fund experienced one monthly dividend reduction, as well as the Class A, B and I Shares of the Nuveen Minnesota Municipal Bond Fund. The Class I Shares of the Nuveen Minnesota Municipal Bond Fund experienced one monthly dividend increase. While all share classes of the Nuveen Oregon Intermediate Municipal Bond Fund and the Class C1 Shares of the Minnesota Municipal Bond Fund experienced two monthly dividend reductions.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2012, all four Funds had positive UNII balance, based upon our best estimate, for tax purposes. The Minnesota Intermediate and Minnesota Municipal Bond Funds had positive UNII balances and the Nebraska and Oregon Intermediate Municipal Bond Funds had negative UNII balances for financial reporting purposes.

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Minnesota Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.17%	7.96%	5.71%	4.63%
Class A Shares at maximum Offering Price	0.07%	4.73%	5.06%	4.31%
S&P Municipal Bond Intermediate Index**	3.63%	8.72%	6.45%	5.52%
Barclays 1-15 Year Blend Municipal Bond Index**	3.15%	7.55%	5.83%	4.98%
Lipper Other States Intermediate Municipal Debt Funds Classification Average**	2.96%	7.12%	4.84%	4.03%

Class I Shares	3.26%	8.26%	5.80%	4.75%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	2.77%	7.34%	8.37%
Class C1 Shares	2.93%	7.57%	5.96%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.11%	4.90%	5.44%	4.29%
Class A Shares at maximum Offering Price	-0.97%	1.71%	4.81%	3.97%
Class I Shares	2.20%	5.08%	5.54%	4.42%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	1.90%	4.38%	7.39%
Class C1 Shares	1.97%	4.52%	5.44%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class C Shares	1.40%
Class C1 Shares	1.29%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
***	Since inception returns for Class C and Class C1 Shares are from 1/18/11 and 10/28/09, respectively.

12	Nuveen Investments

Nuveen Minnesota Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.19%	13.45%	6.90%	5.49%
Class A Shares at maximum Offering Price	0.78%	8.71%	5.99%	5.04%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
Barclays Municipal Bond Index**	4.18%	10.17%	6.23%	5.45%
Lipper Minnesota Municipal Debt Funds Classification Average**	3.94%	10.22%	5.42%	4.78%

Class C1 Shares	4.96%	12.98%	6.38%	5.02%
Class I Shares	5.27%	13.74%	7.07%	5.71%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	4.82%	12.73%	13.80%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.72%	9.57%	6.70%	5.11%
Class A Shares at maximum Offering Price	-0.64%	4.98%	5.78%	4.66%
Class C1 Shares	3.49%	9.09%	6.20%	4.65%
Class I Shares	3.89%	9.84%	6.89%	5.32%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	3.44%	8.87%	12.36%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.89%
Class C Shares	1.46%
Class C1 Shares	1.34%
Class I Shares	0.70%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
***	Since inception returns for Class C Shares are from 1/18/11.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Nebraska Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.82%	12.35%	6.28%	5.17%
Class A Shares at maximum Offering Price	0.44%	7.63%	5.38%	4.72%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
Barclays Municipal Bond Index**	4.18%	10.17%	6.23%	5.45%
Lipper Other States Municipal Debt Funds Classification Average**	4.15%	10.37%	5.12%	4.61%

Class C1 Shares	4.61%	12.02%	5.84%	4.76%
Class I Shares	5.00%	12.74%	6.54%	5.43%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	4.54%	11.84%	11.55%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.77%	7.85%	5.80%	4.66%
Class A Shares at maximum Offering Price	-1.55%	3.29%	4.89%	4.22%
Class C1 Shares	2.54%	7.40%	5.36%	4.25%
Class I Shares	2.94%	8.13%	6.06%	4.93%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	2.49%	7.26%	9.69%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.94%	0.89%
Class C Shares	1.48%	1.44%
Class C1 Shares	1.40%	1.34%
Class I Shares	0.75%	0.69%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through March 31, 2014 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.90%, 1.45%, 1.35% and 0.70% for Class A, Class C, Class C1 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
***	Since inception returns for Class C Shares are from 1/18/11.

14	Nuveen Investments

Nuveen Oregon Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.96%	7.47%	5.29%	4.33%
Class A Shares at maximum Offering Price	-0.14%	4.24%	4.66%	4.01%
S&P Municipal Bond Intermediate Index**	3.63%	8.72%	6.45%	5.52%
Barclays 1-15 Year Blend Municipal Bond Index**	3.15%	7.55%	5.83%	4.98%
Lipper Other States Intermediate Municipal Debt Funds Classification Average**	2.96%	7.12%	4.84%	4.03%

Class I Shares	3.05%	7.65%	5.46%	4.49%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	2.69%	6.68%	7.97%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.69%	4.24%	4.99%	3.96%
Class A Shares at maximum Offering Price	-1.39%	1.15%	4.36%	3.64%
Class I Shares	1.88%	4.51%	5.16%	4.13%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	1.51%	3.56%	6.89%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
***	Since inception returns for Class C Shares are from 1/18/11.

Nuveen Investments	15

Yields as of November 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[4]	2.96%	1.15%	1.73%
Class C Shares	2.45%	0.63%	0.95%
Class C1 Shares	2.60%	0.75%	1.13%
Class I Shares	3.23%	1.38%	2.08%

Nuveen Minnesota Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[4]	3.52%	2.30%	3.47%
Class C Shares	3.09%	1.85%	2.79%
Class C1 Shares	3.20%	1.96%	2.96%
Class I Shares	3.82%	2.60%	3.92%

Nuveen Nebraska Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[4]	3.09%	1.94%	2.89%
Class C Shares	2.70%	1.47%	2.19%
Class C1 Shares	2.77%	1.58%	2.35%
Class I Shares	3.38%	2.22%	3.31%

Nuveen Oregon Intermediate Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[4]	2.71%	0.81%	1.25%
Class C Shares	2.24%	0.29%	0.45%
Class I Shares	2.96%	1.03%	1.59%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.7%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 35.1%.

4	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

16	Nuveen Investments

Holding Summaries as of November 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Minnesota Intermediate Municipal Bond Fund

Bond Credit Quality1

Nuveen Minnesota Municipal Bond Fund

Bond Credit Quality1

Nuveen Nebraska Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[2]
Education and Civic Organizations	21.9%
Health Care	20.4%
Tax Obligation/General	20.1%
Utilities	11.0%
Tax Obligation/Limited	7.6%
Transportation	5.1%
Short-Term Investments[3]	0.0%
Other	13.9%

Portfolio Composition[2]
Health Care	20.1%
Education and Civic Organizations	15.8%
Utilities	14.1%
Tax Obligation/General	13.1%
Long-Term Care	8.0%
Transportation	6.0%
Tax Obligation/Limited	5.0%
Consumer Staples	4.3%
Other	13.6%

Portfolio Composition[2]
Utilities	26.2%
Education and Civic Organizations	19.8%
Tax Obligation/Limited	12.6%
Health Care	10.8%
Tax Obligation/General	8.9%
Long-Term Care	8.0%
Water and Sewer	5.0%
Short-Term Investments	0.8%
Other	7.9%

1	As a percentage of total investments (excluding short-term investments, where applicable). Holdings are subject to change.

2	As a percentage of total investments. Holdings are subject to change.

3	Rounds to less than 0.1%.

Nuveen Investments	17

Holding Summaries (continued) as of November 30, 2012

Nuveen Oregon Intermediate Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[2]
Tax Obligation/General	37.8%
Tax Obligation/Limited	14.2%
Health Care	13.1%
Water and Sewer	8.3%
Education and Civic Organizations	7.9%
U.S. Guaranteed	5.0%
Short-Term Investments	2.6%
Other	11.1%

1	As a percentage of total investments (excluding short-term investments, where applicable). Holdings are subject to change.

2	As a percentage of total investments. Holdings are subject to change.

18	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Minnesota Intermediate Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,031.70	$1,027.70	$1,029.30	$1,032.60	$1,020.96	$1,018.20	$1,018.65	$1,021.91
Expenses Incurred During Period	$4.18	$6.96	$6.51	$3.21	$4.15	$6.93	$6.48	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.37%, 1.28% and .63% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,051.90	$1,048.20	$1,049.60	$1,052.70	$1,020.81	$1,018.05	$1,018.50	$1,021.76
Expenses Incurred During Period	$4.37	$7.19	$6.73	$3.40	$4.31	$7.08	$6.63	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.40%, 1.31% and .66% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Nebraska Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,048.20	$1,045.40	$1,046.10	$1,050.00	$1,020.61	$1,017.85	$1,018.30	$1,021.61
Expenses Incurred During Period	$4.57	$7.38	$6.87	$3.55	$4.51	$7.28	$6.78	$3.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.44%, 1.34% and .69% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, mulitplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (continued)

Nuveen Oregon Intermediate Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,029.60	$1,026.90	$1,030.50	$1,020.91	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.22	$7.01	$3.21	$4.20	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.38% and .63% for Classes A, C and I, respectively, multiplied by the average account value over the period, mulitplied by 183/365 (to reflect the one-half year period).

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 100.1%

	Consumer Staples – 2.5%

	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B:
$2,085	5.000%, 3/01/18	No Opt. Call	A	$2,410,948
540	4.000%, 3/01/21	No Opt. Call	A	593,681
1,075	5.250%, 3/01/25	3/22 at 100.00	A–	1,239,948
2,370	5.250%, 3/01/31	3/22 at 100.00	A–	2,668,644
6,070	Total Consumer Staples			6,913,221
	Education and Civic Organizations – 21.9%

330	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32 (WI/DD, Settling 12/11/12)	6/22 at 100.00	BBB–	347,549

210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27 (WI/DD, Settling 12/03/12)	12/22 at 100.00	BBB–	225,899

	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010:
635	4.000%, 5/01/18	No Opt. Call	A3	690,778
255	4.000%, 5/01/19	No Opt. Call	A3	281,724

	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refundinjg Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	639,056
315	4.000%, 9/01/21	9/20 at 100.00	A2	366,216

3,075	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB	3,275,078

815	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/18 at 100.00	Baa3	874,242

1,075	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2005-6-C, 4.750%, 5/01/18	5/14 at 100.00	Baa3	1,110,669

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2006-J-1:
320	5.000%, 5/01/13	No Opt. Call	Baa3	324,608
375	5.000%, 5/01/16	5/15 at 100.00	Baa3	400,958
1,295	5.000%, 5/01/20	5/15 at 100.00	Baa3	1,368,180

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,125	5.500%, 5/01/18	5/17 at 100.00	N/R	1,217,318
1,185	5.500%, 5/01/19	5/17 at 100.00	N/R	1,282,739
1,050	5.500%, 5/01/24	5/17 at 100.00	N/R	1,122,839

1,585	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2008-V, 4.500%, 3/01/17	No Opt. Call	Baa1	1,749,618

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31	3/20 at 100.00	Baa1	326,685

150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.000%, 12/01/28	12/19 at 100.00	Baa2	174,884

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
195	4.000%, 12/01/18	No Opt. Call	Baa2	216,746
200	4.000%, 12/01/20	No Opt. Call	Baa2	222,358
310	3.375%, 12/01/22	No Opt. Call	Baa2	326,954

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 2007-6S:
360	4.375%, 12/01/16	No Opt. Call	Baa2	399,470
380	4.500%, 12/01/17	No Opt. Call	Baa2	430,434

750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	840,683

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7-B:
$2,025	5.000%, 10/01/18	No Opt. Call	A3	$2,432,126
1,040	5.000%, 10/01/23	10/19 at 100.00	A3	1,229,426
150	4.250%, 10/01/24	10/19 at 100.00	A3	168,351

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,000	4.125%, 10/01/18	No Opt. Call	Baa2	1,099,970
1,370	4.375%, 10/01/20	No Opt. Call	Baa2	1,551,731
500	4.500%, 10/01/21	10/20 at 100.00	Baa2	565,165
250	5.000%, 10/01/29	10/20 at 100.00	Baa2	281,793

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
1,000	4.250%, 10/01/18	No Opt. Call	Baa2	1,098,730
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	755,256

1,750	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.000%, 5/01/32 (WI/DD, Settling 12/12/12)	5/21 at 100.00	Aa3	1,753,203

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K:
310	5.000%, 5/01/13	No Opt. Call	Baa2	314,464
320	5.000%, 5/01/14	No Opt. Call	Baa2	334,845
340	5.000%, 5/01/15	No Opt. Call	Baa2	366,187
355	5.000%, 5/01/16	5/15 at 100.00	Baa2	381,405
370	5.000%, 5/01/17	5/15 at 100.00	Baa2	396,074

305	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Series 2012-7N., 3.000%, 5/01/17	No Opt. Call	Baa2	315,297

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
400	5.000%, 10/01/18	No Opt. Call	Baa1	466,908
740	5.000%, 10/01/23	10/22 at 100.00	Baa1	885,787
490	5.000%, 10/01/24	10/22 at 100.00	Baa1	581,875

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Refunding Series 2007-6O, 5.000%, 10/01/16	No Opt. Call	A1	576,200

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X:
500	4.500%, 4/01/21	4/17 at 100.00	A2	564,150
1,250	5.000%, 4/01/24	4/17 at 100.00	A2	1,444,538

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A:
1,000	4.000%, 10/01/17	No Opt. Call	A2	1,138,230
1,000	4.500%, 10/01/18	No Opt. Call	A2	1,185,450
1,975	4.500%, 10/01/19	No Opt. Call	A2	2,384,931

1,045	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 4.000%, 4/01/14	No Opt. Call	A2	1,091,105

	Minnesota Higher Education Facilities Authority, Saint John’s University Revenue Bonds, Series 2008-6U:
290	4.200%, 10/01/19	10/18 at 100.00	A2	336,673
385	4.300%, 10/01/20	10/18 at 100.00	A2	444,875
145	4.500%, 10/01/22	10/18 at 100.00	A2	167,761

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	Aa2	1,132,671
1,755	4.000%, 10/01/23	10/19 at 100.00	Aa2	2,000,209

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	Aa2	1,800,184
750	4.375%, 10/01/25	10/21 at 100.00	Aa2	893,730
890	4.500%, 10/01/26	10/21 at 100.00	Aa2	1,066,024

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2005A:
$500	4.100%, 12/15/14	No Opt. Call	A3	$524,675
880	4.200%, 12/15/15	No Opt. Call	A3	944,671
925	4.300%, 12/15/16	12/15 at 100.00	A3	993,117
1,005	5.000%, 12/15/18	12/15 at 100.00	A3	1,094,686
1,060	5.000%, 12/15/19	12/15 at 100.00	A3	1,150,079

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB–	1,098,090

2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,790,007

1,020	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19	6/19 at 100.00	Aa1	1,278,223

1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA	2,378,642
54,845	Total Education and Civic Organizations			61,673,199
	Health Care – 20.4%

735	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.250%, 2/01/15	No Opt. Call	N/R	774,764

1,340	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/17	No Opt. Call	N/R	1,467,461

	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Series 2005:
425	5.000%, 6/01/16	6/13 at 101.00	N/R	434,150
1,320	5.000%, 6/01/19	6/13 at 101.00	N/R	1,345,740

400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25	8/17 at 100.00	BBB	424,804

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005:
500	5.000%, 4/01/13	No Opt. Call	BBB	505,595
800	5.000%, 4/01/14	4/13 at 101.00	BBB	815,544
845	5.000%, 4/01/15	4/13 at 101.00	BBB	861,478
1,815	5.000%, 4/01/17	4/13 at 101.00	BBB	1,847,724

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
1,000	5.000%, 5/01/17	No Opt. Call	Baa1	1,123,970
585	4.500%, 5/01/23	5/17 at 100.00	Baa1	615,087

1,730	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 4.500%, 9/01/17	9/15 at 100.00	Baa1	1,841,499

1,000	Meeker County, Minnesota, Gross Revenue Hospital Facilities Bonds, Meeker County Memorial Hospital Project, Series 2007, 5.625%, 11/01/22	11/17 at 100.00	N/R	1,102,840

4,130	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	5,051,981

1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	A+	1,191,600

	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1:
540	5.000%, 2/15/16 – AGC Insured	No Opt. Call	AA–	605,167
1,000	5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA–	1,204,850

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A:
$305	5.500%, 11/15/17 – NPFG Insured	5/13 at 100.00	A	$306,132
10	5.750%, 11/15/26 – NPFG Insured	5/13 at 100.00	A	10,021

2,320	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 5.750%, 12/01/15	12/12 at 100.00	N/R	2,325,661

	Northfield, Minnesota, Hospital Revenue Bonds, Refunding Series 2006:
920	5.000%, 11/01/14	No Opt. Call	BBB–	967,923
1,080	5.500%, 11/01/17	11/16 at 100.00	BBB–	1,200,139

1,015	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21	12/16 at 100.00	N/R	1,074,520

1,290	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011C, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	1,593,537

1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2012, 4.000%, 11/15/41	5/22 at 100.00	AA	1,082,240

1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	BBB+	1,118,360

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	Aa3	1,143,050

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	A1	1,145,430

2,500	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.625%, 7/01/26	7/18 at 100.00	A	2,858,625

1,325	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.500%, 7/01/29	7/19 at 100.00	A	1,518,609

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006:
250	5.000%, 5/15/15	No Opt. Call	A–	270,000
1,350	5.250%, 5/15/19	11/16 at 100.00	A–	1,493,748

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A:
885	5.000%, 11/15/15 – NPFG Insured	No Opt. Call	AA–	992,156
155	5.000%, 11/15/17 – NPFG Insured	No Opt. Call	AA–	183,607
1,200	5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,401,720

3,010	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	3,430,076

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19	No Opt. Call	A–	1,149,600

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2010:
1,560	5.000%, 2/01/19	2/14 at 100.00	A–	1,631,386
500	5.000%, 2/01/20	2/14 at 100.00	A–	522,270

1,785	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.000%, 9/01/17	9/14 at 100.00	A–	1,874,893

1,840	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.150%, 11/15/20	11/15 at 100.00	BBB–	1,946,886

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
790	5.250%, 5/01/15	No Opt. Call	BB+	839,723
2,000	5.750%, 5/01/25	5/15 at 100.00	BB+	2,096,820

1,000	Winona Health Care Facilities Revenue Refunding Bonds, Minnesota, Winona Health Obligated Group, Series 2007, 5.000%, 7/01/20	7/17 at 100.00	BBB–	1,125,450

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
$485	4.500%, 7/01/24	7/21 at 100.00	BBB–	$528,005
250	5.000%, 7/01/34	7/21 at 100.00	BBB–	269,043
51,990	Total Health Care			57,313,884
	Housing/Multifamily – 0.2%

500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	556,380
	Housing/Single Family – 1.1%

925	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	1,041,754

940	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	1,069,964

625	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (Alternative Minimum Tax)	1/22 at 100.00	AA+	672,594

210	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	AA+	229,517
2,700	Total Housing/Single Family			3,013,829
	Long-Term Care – 4.6%

565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	A3	621,008

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,496,236
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,710,951

2,000	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.600%, 4/01/25	4/14 at 101.00	N/R	2,047,920

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Refunding Bonds, Episcopal Homes Project, Series 2012A, 4.000%, 11/01/22	No Opt. Call	N/R	1,004,020

2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	A1	2,316,620

1,000	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	1,060,230

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
625	5.100%, 5/01/24 – AGM Insured	5/19 at 102.00	N/R	665,069
310	5.300%, 5/01/27	5/19 at 102.00	N/R	328,904
500	5.300%, 11/01/27	5/19 at 102.00	N/R	530,490
515	5.500%, 11/01/32	5/19 at 102.00	N/R	544,453

705	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.000%, 11/01/17	11/14 at 101.00	N/R	728,378
12,270	Total Long-Term Care			13,054,279
	Materials – 0.8%

2,100	Seaway Port Authority of Duluth, Minnesota, Industrial Development Dock and Wharf Revenue Refunding Bonds, Cargill, Inc Project, Series 2004, 4.200%, 5/01/13	No Opt. Call	A	2,128,140
	Tax Obligation/General – 20.1%

610	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007A, 4.100%, 2/01/18	2/15 at 100.00	Aa1	654,859

500	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007D, 5.000%, 2/01/24	2/17 at 100.00	Aa1	579,425

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008A, 5.000%, 2/01/20	2/18 at 100.00	Aa1	$1,193,780

	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008C:
285	4.100%, 2/01/18	No Opt. Call	Aa1	333,399
595	4.200%, 2/01/19	2/18 at 100.00	Aa1	694,377

	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23	2/21 at 100.00	Aa3	814,908
750	5.500%, 2/01/24	2/21 at 100.00	Aa3	959,333
875	5.500%, 2/01/25	2/21 at 100.00	Aa3	1,113,201
1,010	5.500%, 2/01/26	2/21 at 100.00	Aa3	1,281,629
1,150	5.500%, 2/01/27	2/21 at 100.00	Aa3	1,453,324

2,835	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	3,380,823

350	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2007A, 4.200%, 2/01/25 – AGM Insured	2/17 at 100.00	Aa2	380,678

1,200	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/20	2/18 at 100.00	Aa2	1,384,404

1,000	Chaska Independent School District 112, Carver County, Minnesota, General Obligation Bonds, Series 2007A, 4.250%, 2/01/19 – NPFG Insured	2/17 at 100.00	Aa2	1,132,950

450	Chatfield Independent School District 227, Olmstead County, Minnesota, General Obligation Bonds, Series 2007A, 4.000%, 2/01/18 – AGM Insured	No Opt. Call	AA+	521,910

	Dakota County Community Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Senior Housing Facilities, Series 2007A:
510	4.375%, 1/01/19	7/17 at 100.00	AAA	580,207
215	4.500%, 1/01/20	7/17 at 100.00	AAA	245,141

1,160	Duluth Independent School District 709, Saint Louis County, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/22 – AGM Insured	2/18 at 100.00	Aa2	1,311,044

	Duluth, Minnesota, General Obligation Bonds, DECC Improvement Series 2008A:
1,160	4.500%, 2/01/21	2/18 at 100.00	Aa2	1,335,578
465	4.500%, 2/01/22	2/18 at 100.00	Aa2	535,382
1,100	4.625%, 2/01/24	2/18 at 100.00	Aa2	1,262,668

	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Series 2012B:
1,000	3.000%, 2/01/23	No Opt. Call	Aa2	1,086,730
1,025	3.000%, 2/01/26	No Opt. Call	Aa2	1,078,454

455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AA+	512,780

	Independent School Distirct 621, Mounds View, Minnesota, General Obligation Bonds, Crossover Refunding Series 2009A:
625	3.250%, 2/01/17	No Opt. Call	Aa2	693,125
750	4.000%, 2/01/22	2/19 at 100.00	Aa2	874,365

1,000	Independent School District 284, Wayzata, Hennepin County, Minnesota, General Obligation Bonds, Alternative Facilities Series 2012A, 3.000%, 2/01/23	2/21 at 100.00	AAA	1,102,690

2,000	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22	2/19 at 100.00	AA+	2,305,780

	Mankato, Minnesota, General Obligation Bonds, Improvement Series 2009A:
765	3.500%, 2/01/18	No Opt. Call	AA	866,523
775	3.500%, 2/01/19	2/18 at 100.00	AA	875,254

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,135	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Series 2007, 4.000%, 2/01/18	2/15 at 100.00	AA+	$1,214,598

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,083,180

1,690	Minnesota State, General Obligation Bonds, Refunding Series 2008C, 5.000%, 8/01/19	No Opt. Call	AA+	2,145,421

	Moorhead, Minnesota, General Obligation Bonds, Flood Mitigation Series 2012A:
625	3.000%, 2/01/23 – AMBAC Insured	2/22 at 100.00	Aa3	668,344
715	3.000%, 2/01/26 – AMBAC Insured	2/22 at 100.00	Aa3	743,643

	Moorhead, Minnesota, General Obligation Bonds, Improvement Refunding Series 2012C:
600	3.000%, 2/01/20 – AMBAC Insured	No Opt. Call	Aa3	663,144
425	3.000%, 2/01/23	2/22 at 100.00	Aa3	454,474
805	3.000%, 2/01/24 – AMBAC Insured	2/22 at 100.00	Aa3	854,073

	Moorhead, Minnesota, General Obligation Bonds, Improvement Refunding Series 2012D:
535	4.000%, 2/01/21	No Opt. Call	Aa3	633,087
800	3.000%, 2/01/23 – AGM Insured	2/22 at 100.00	Aa3	871,536

1,180	Osseo Independent School District 279 Hennepin County, Minnesota, General Obligation Bonds, Series 2010A, 4.000%, 2/01/21	8/18 at 100.00	AA+	1,352,386

620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System – Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AA+	715,387

1,605	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	Baa1	1,704,735

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	Baa1	1,100,940

1,000	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/18	No Opt. Call	Baa1	1,115,690

575	Puerto Rico, General Obligation Bonds, Public Improvement Series 2008A, 5.500%, 7/01/18	No Opt. Call	Baa1	641,522

520	Ramsey County, Minnesota, General Obligation Bonds, Capital Improvement, Refunding Series 2010A, 4.000%, 2/01/18	No Opt. Call	AAA	606,996

1,040	Ramsey, Minnesota, General Obligation Bonds, Capital Improvement Plan Series 2012A, 3.000%, 12/15/26	12/21 at 100.00	AA+	1,096,160

500	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Series 2008B, 4.500%, 2/01/21	2/18 at 100.00	Aa2	578,190

1,140	Rochester, Minnesota, General Obligation Waste Water Bonds, Series 2007A, 4.000%, 12/01/18	6/17 at 100.00	AAA	1,302,929

1,135	Roseville, Minnesota, General Obligation Bonds, Series 2012A, 3.000%, 3/01/27	3/23 at 100.00	Aaa	1,213,928

1,000	Saint Cloud, Minnesota, General Obligation Bonds, Library Sales Tax Series 2006B, 4.000%, 2/01/18 – AGM Insured	2/16 at 100.00	AA+	1,100,110

	Saint Peter, Minnesota, General Obligation Bonds, Hospital Crossover, Refunding Series 2010A:
550	3.000%, 9/01/18 – AGM Insured	No Opt. Call	AA–	595,551
515	3.150%, 9/01/19 – AGM Insured	No Opt. Call	AA–	566,866
585	3.300%, 9/01/20 – AGM Insured	9/19 at 100.00	AA–	644,383

400	Todd, Morrison, Cass and Wadena Counties United Hospital District, Minnesota, General Obligation Bonds, Lakewood Health System, Series 2004, 4.000%, 12/01/13	No Opt. Call	A2	414,280

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Wadena-Deer Creek Independent School District 2155, Wadena, Otter Tail, and Todd Counties, Minnesota, General Obligation Bonds, Series 2010,:
$430	4.000%, 2/01/18	2/17 at 100.00	AA+	$486,141
410	4.000%, 2/01/19	2/17 at 100.00	AA+	462,414

640	Wright County, Minnesota, General Obligation Bonds, Jail Series 2007A, 4.500%, 12/01/20	12/17 at 100.00	AA+	742,829

200	Zumbrota-Mazeppa Independent School District 2805, Wabasha County, Minnesota, General Obligation Bonds, Alternate Facilities Series 2008A, 4.000%, 2/01/19	2/18 at 100.00	AA+	230,294
49,625	Total Tax Obligation/General			56,547,952
	Tax Obligation/Limited – 7.6%

1,910	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,248,605

780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	900,892

	Hennepin County, Minnesota, Sales Tax Revenue Bonds, Ballpark Project, Second Lien Series 2008B:
665	4.375%, 12/15/22	12/17 at 100.00	AA+	763,985
1,000	5.000%, 12/15/29	12/17 at 100.00	AA+	1,161,780

	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A:
480	4.550%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	A+	493,963
505	4.625%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A+	532,704

2,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	2,318,640

1,000	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	985,470

1,040	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.000%, 2/01/17	2/13 at 101.00	N/R	1,055,163

570	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.300%, 2/01/21	2/14 at 100.00	N/R	574,646

1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA	1,422,711

1,150	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2012B, 5.000%, 3/01/29	No Opt. Call	AA	1,428,542

1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Particpation, Series 2004, 4.250%, 1/01/15	1/14 at 100.00	Aa2	1,034,630

	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A:
465	4.500%, 2/01/16	No Opt. Call	BBB+	522,004
385	4.500%, 2/01/17	2/16 at 100.00	BBB+	432,197

	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008:
180	4.500%, 12/01/19	12/17 at 100.00	AA+	207,020
290	4.500%, 12/01/20	12/17 at 100.00	AA+	330,684

2,415	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Building at Cedar Street, Series 2002, 5.000%, 12/01/19	12/12 at 100.00	AA	2,424,298

	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
315	4.000%, 2/01/18	No Opt. Call	A+	350,737
325	4.000%, 2/01/19	No Opt. Call	A+	367,357
340	4.100%, 2/01/20	No Opt. Call	A+	390,572

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
$310	5.000%, 10/01/20	No Opt. Call	BBB+	$361,472
975	5.000%, 10/01/29	10/20 at 100.00	BBB+	1,083,956
19,285	Total Tax Obligation/Limited			21,392,028
	Transportation – 5.1%

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA–	1,155,270
1,000	5.000%, 1/01/20	1/19 at 100.00	AA–	1,214,190
500	5.000%, 1/01/21	1/19 at 100.00	AA–	601,260

2,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2005B, 5.000%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	A	2,308,492

2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A	2,779,410

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B:
1,200	5.000%, 1/01/29	1/22 at 100.00	A	1,433,316
1,000	5.000%, 1/01/30	1/22 at 100.00	A	1,188,190

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
805	4.000%, 8/01/21	8/18 at 102.00	A+	904,651
895	4.125%, 8/01/23	8/18 at 102.00	A+	998,936
935	4.250%, 8/01/24	8/18 at 102.00	A+	1,049,182
575	4.250%, 8/01/25	8/18 at 102.00	A+	635,111
12,385	Total Transportation			14,268,008
	U.S. Guaranteed – 4.5% (4)

	Andover Economic Development Authority, Minnesota, Public Facility Lease Revenue Bonds, Andover Community Center, Series 2004:
730	5.000%, 2/01/19 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	764,135
495	5.000%, 2/01/19 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	518,146

	Bemidji, Minnesota, Health Care Facilities First Mortgage Revenue Bonds, North Country Health Services, Refunding Series 2006:
500	5.000%, 9/01/17 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	578,240
1,050	5.000%, 9/01/18 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	1,214,304
1,110	5.000%, 9/01/19 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	1,283,693

	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004:
2,045	5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	2,166,800
85	5.250%, 2/15/28 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	89,935

1,260	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aa2 (4)	1,268,996

345	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.500%, 11/01/13 (ETM)	No Opt. Call	N/R (4)	356,920

1,155	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.750%, 11/01/20 (Pre-refunded 11/01/15)	11/15 at 100.00	BBB+ (4)	1,278,423

2,200	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2003A, 5.000%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	A (4)	2,209,108

515	Moorhead, Minnesota, General Obligation Bonds, Improvement Refunding Series 2012C, 3.000%, 2/01/25 – AGM Insured (ETM)	2/22 at 100.00	Aa3 (4)	542,068

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$495	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X, 5.500%, 7/01/13 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	$510,286
11,985	Total U.S. Guaranteed			12,781,054
	Utilities – 11.0%

775	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/20	1/15 at 100.00	A–	943,028

1,010	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 4.200%, 10/01/15	No Opt. Call	A3	1,098,809

2,230	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22 – RAAI Insured	7/14 at 100.00	A2	2,315,810

	Guam Power Authority, Revenue Bonds, Series 2012A:
1,140	5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA–	1,340,674
580	5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA–	676,808

	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
750	4.000%, 12/01/20	No Opt. Call	A1	878,378
500	5.000%, 12/01/25	12/22 at 100.00	A1	621,380
670	5.000%, 12/01/26	12/22 at 100.00	A1	826,579

500	Litchfield, Minnesota, Electric Utility Revenue Bonds, Series 2009C, 5.000%, 2/01/29 – AGC Insured	2/18 at 100.00	AA–	562,445

	Marshall, Minnesota, Public Utility Revenue Bonds, Series 2009A:
315	3.500%, 7/01/16 – AGC Insured	No Opt. Call	AA–	340,528
275	3.500%, 7/01/17 – AGC Insured	No Opt. Call	AA–	301,978
340	3.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–	383,078

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2007:
420	4.125%, 10/01/17	No Opt. Call	A3	473,962
1,000	5.250%, 10/01/22	10/17 at 100.00	A3	1,186,610

300	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/14	No Opt. Call	A3	322,962

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A:
380	5.000%, 1/01/13 – AMBAC Insured	No Opt. Call	A2	381,482
460	5.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A2	533,186
1,050	5.000%, 1/01/19 – AGC Insured	1/18 at 100.00	AA–	1,248,282

2,095	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA–	2,467,931

2,840	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A2	3,511,206

295	Shakopee Public Utilities Commission, Minnesota, Public Utilities Crossover Refunding Revenue Bonds, Series 2006A, 4.250%, 2/01/18 – AGM Insured	2/15 at 100.00	Aa3	316,057

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	A+	3,002,580
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	4,114,550

2,120	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 2002A, 5.250%, 1/01/14 – AMBAC Insured	No Opt. Call	A+	2,232,869

725	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A, 3.000%, 1/01/28	1/23 at 100.00	Aa3	755,160
29,270	Total Utilities			30,836,332
	Water and Sewer – 0.3%

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/16 – AGC Insured	No Opt. Call	AA–	553,755

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$275	Saint Paul, Minnesota, Sewer Revenue Bonds, Series 2012C, 3.000%, 12/01/23	6/20 at 100.00	AAA	$293,477
775	Total Water and Sewer			847,232
$253,800	Total Municipal Bonds (cost $256,045,918)			281,325,538

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 0.0%

	Money Market Funds – 0.0%

66,864	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$66,864
	Total Short-Term Investments (cost $66,864)			66,864
	Total Investments (cost $256,112,782) – 100.1%			281,392,402
	Other Assets Less Liabilities – (0.1)%			(381,520)
	Net Assets – 100%			$281,010,882

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2012.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Minnesota Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.3%

$1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$2,048,328

7,025	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	3/22 at 100.00	A–	7,910,219
8,825	Total Consumer Staples			9,958,547
	Education and Civic Organizations – 16.0%

660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43 (WI/DD, Settling 12/11/12)	6/22 at 100.00	BBB–	677,068

1,500	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,612,800

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008, 5.750%, 8/01/42	8/16 at 102.00	BB	1,016,810

800	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	938,656

	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A:
220	5.000%, 12/01/32 (WI/DD, Settling 12/03/12)	12/22 at 100.00	BBB–	232,027
785	5.000%, 12/01/43 (WI/DD, Settling 12/03/12)	12/22 at 100.00	BBB–	805,512

1,750	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BBB–	1,842,435

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
125	4.250%, 8/01/20	8/18 at 100.00	BBB	133,134
4,100	4.875%, 8/01/25	8/18 at 100.00	BBB	4,326,771

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,725	5.500%, 5/01/26	5/17 at 100.00	N/R	1,841,041
820	5.500%, 5/01/27	5/17 at 100.00	N/R	873,448
1,500	5.500%, 5/01/37	5/17 at 100.00	N/R	1,582,185

275	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.125%, 3/01/36	3/20 at 100.00	Baa1	298,166

1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.300%, 12/01/40	12/19 at 100.00	Baa2	2,148,546

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
500	4.250%, 12/01/27	12/22 at 100.00	Baa2	545,845
500	4.000%, 12/01/32	12/22 at 100.00	Baa2	527,645

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7-B, 5.000%, 10/01/31	10/19 at 100.00	A3	1,166,080

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	755,256
2,000	6.000%, 10/01/40	10/21 at 100.00	Baa2	2,369,580

30	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/26	5/15 at 100.00	Baa2	31,312

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
325	5.000%, 10/01/25	10/22 at 100.00	Baa1	384,709
280	5.000%, 10/01/26	10/22 at 100.00	Baa1	330,652
210	5.000%, 10/01/27	10/22 at 100.00	Baa1	246,710

115	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39	10/19 at 100.00	A2	131,445

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$80	Minnesota Higher Education Facilities Authority, Revenue Bonds, Vermillion Community College, Series 1993-3-T, 6.000%, 1/01/13	No Opt. Call	N/R	$80,185

1,760	Moorhead, Minnesota, Golf Course Revneue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	12/12 at 100.00	N/R	1,761,390

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,726,866

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42	9/21 at 100.00	BBB–	1,663,305

2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	2,231,680

2,550	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,546,456

1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	1,925,878
33,805	Total Education and Civic Organizations			36,753,593
	Health Care – 20.3%

2,470	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	N/R	2,602,540

2,000	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005, 5.000%, 4/01/31	4/14 at 100.00	BBB	2,026,920

2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40	7/20 at 100.00	A–	2,878,125

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
25	5.000%, 5/01/20	5/17 at 100.00	Baa1	27,448
1,800	4.500%, 5/01/23	5/17 at 100.00	Baa1	1,892,574
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,076,650
135	5.250%, 5/01/37	5/17 at 100.00	Baa1	143,201

250	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Baa1	258,603

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
70	6.000%, 11/15/18	No Opt. Call	A	80,375
3,010	6.625%, 11/15/28	11/18 at 100.00	A	3,681,200
75	6.750%, 11/15/32	11/18 at 100.00	A	91,637

475	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	597,992

2,425	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	A+	2,831,503

1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA–	1,138,906

10	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA–	10,965

125	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	5/13 at 100.00	A	125,313

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	12/12 at 100.00	N/R	$1,002,060

1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	BBB+	1,913,248

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D:
25	5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	Aa3	28,576
55	5.500%, 5/01/39 – AGC Insured	5/19 at 100.00	Aa3	62,465

1,035	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	1,176,246

1,235	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.750%, 7/01/30	7/18 at 100.00	A	1,418,373

	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009:
15	5.500%, 7/01/29	7/19 at 100.00	A	17,192
2,495	5.750%, 7/01/39	7/19 at 100.00	A	2,875,637

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A–	2,184,712

3,050	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	3,501,156

300	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-2, 5.500%, 11/15/24	No Opt. Call	AA–	351,204

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29	2/19 at 100.00	A–	2,249,973

1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,413,143

2,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	2,048,780

500	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Regions Hospital, Series 1998, 5.250%, 5/15/18	5/13 at 100.00	A–	501,255

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
70	6.000%, 11/15/25	11/15 at 100.00	BBB–	74,694
800	6.000%, 11/15/30	11/15 at 100.00	BBB–	850,176

900	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB+	938,304

1,800	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,883,016

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB–	538,000
350	4.000%, 7/01/22	7/21 at 100.00	BBB–	375,491
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB–	1,382,611
500	5.000%, 7/01/34	7/21 at 100.00	BBB–	538,085
42,470	Total Health Care			46,788,349
	Housing/Multifamily – 3.9%

1,945	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Mortgage Loan Multifamily Housing Revenue Bonds, Ebenezer Project, Series 2000, 5.900%, 4/20/42	4/13 at 100.00	Aaa	1,963,730

2,000	Maplewood, Minnesota, Mutifamily Housing Revenue Refunding Bonds, Carefree Cottages of Maplewood III Project, Series 2004, 4.800%, 4/15/34 (Mandatory put 4/15/19) (Alternative Minimum Tax)	4/14 at 100.00	Aaa	2,066,660

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$855	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aaa	$886,857

1,350	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	1,356,237

2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,681,850
8,650	Total Housing/Multifamily			8,955,334
	Housing/Single Family – 3.3%

195	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	215,617

332	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	342,969

1,045	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (Alternative Minimum Tax)	5/17 at 102.00	AA+	1,122,685

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B:
90	4.000%, 7/01/21	No Opt. Call	Aaa	102,008
5	5.000%, 1/01/31	7/21 at 100.00	Aaa	5,635

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
45	4.375%, 7/01/26	7/21 at 100.00	Aaa	51,222
710	4.700%, 1/01/31	7/21 at 100.00	Aaa	809,982

25	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	27,800

45	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2006Q, 5.250%, 7/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	47,945

3,165	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	3,307,615

55	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	56,871

5	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007L, 5.100%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	5,237

5	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	5,269

1,440	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.850%, 1/01/29	1/22 at 100.00	AA+	1,567,526
7,162	Total Housing/Single Family			7,668,381
	Industrials – 2.1%

170	Little Canada, Minnesota, Commercial Development Revenue Refunding Bonds, RLF Minnesota Project, Series 1993, 7.100%, 4/01/13	No Opt. Call	N/R	171,030

4,500	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (WI/DD, Settling 12/03/12) (Alternative Minimum Tax)	10/22 at 100.00	BBB–	4,614,930
4,670	Total Industrials			4,785,960
	Long-Term Care – 8.1%

1,500	Anoka County Housing and Redevelopment Authority, Minnesota, Health Care Facility Care Center Project, Series 2010D, 6.750%, 11/01/36	11/15 at 102.00	N/R	1,601,880

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011:
$500	4.750%, 11/01/31	11/19 at 100.00	A3	$543,385
1,600	5.000%, 11/01/41	11/19 at 100.00	A3	1,770,656

845	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	12/14 at 100.00	N/R	856,230

2,000	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	2,073,880

1,620	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.650%, 4/01/41	4/14 at 101.00	N/R	1,647,977

1,600	New Hope, Minnesota, Housing and Health Care Facilities Revenue Bonds, Minnesota Masonic Home North Ridge Project, Series 1999, 5.750%, 3/01/15	3/13 at 100.00	N/R	1,602,864

1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	1,115,378

2,114	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revneue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/17 at 100.00	N/R	2,200,134

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Refunding Bonds, Episcopal Homes Project, Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	1,019,430

700	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	729,512

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
260	5.000%, 5/01/23	5/19 at 102.00	N/R	276,320
680	5.000%, 11/01/23	5/19 at 102.00	N/R	722,684
700	5.500%, 11/01/32	5/19 at 102.00	N/R	740,033
330	6.000%, 5/01/47	5/19 at 102.00	N/R	355,367

1,200	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,322,988
17,749	Total Long-Term Care			18,578,718
	Materials – 0.5%

1,130	Seaway Port Authority of Duluth, Minnesota, Industrial Development Dock and Wharf Revenue Refunding Bonds, Cargill, Inc Project, Series 2004, 4.200%, 5/01/13	No Opt. Call	A	1,145,142
	Tax Obligation/General – 13.3%

10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41	2/21 at 100.00	Aa3	12,831,200

1,000	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	1,192,530

1,430	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.500%, 2/01/22	2/18 at 100.00	Aa2	1,641,826

100	Fertile Economic Development Authority, Minnesota, General Obligation of the City, Housing Development Reveue Bonds, Series 2012A, 4.000%, 12/01/35	12/22 at 100.00	A	108,902

380	Independent School District 625, St. Paul, Minnesota, General Obligation Bonds, School Building Series 2011A, 4.000%, 2/01/32	2/21 at 100.00	AA+	427,701

2,000	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Refunding Series 2012D, 5.000%, 2/01/20	No Opt. Call	Aa2	2,533,600

2,000	Minneapolis-Saint Paul Metropolitan Council, Minnesota, General Obligation Wastewater Revenue Bonds, Refunding Series 2012I, 3.000%, 3/01/26	No Opt. Call	AAA	2,158,140

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2012B, 5.000%, 8/01/21	No Opt. Call	AA+	$2,623,760

1,500	Minnesota State, General Obligation Bonds, Various Purpose Series 2012A, 3.000%, 8/01/31	8/22 at 100.00	AA+	1,519,500

310	Moorhead, Minnesota, General Obligation Bonds, Improvement Series 2012F, 3.000%, 2/01/29	2/22 at 100.00	Aa3	322,496

250	Sherburn Economic Development Authority, Minnesota, General Obligation Bonds, Housing Development Series 2012C, 4.500%, 2/01/38	2/18 at 100.00	A+	262,865

	Thief River Falls Independent School District 564, Minnesota, General Obligation Bonds, Series 2012A:
2,110	4.000%, 2/01/31	2/22 at 100.00	Aa2	2,417,174
1,000	4.000%, 2/01/33	2/22 at 100.00	Aa2	1,134,040

1,250	Willmar, Minnesota, General Obligation Revenue Refunding Bonds, Rice Memorial Hospital Project, Series 2012A, 3.000%, 2/01/29	2/21 at 100.00	Aa2	1,293,650
25,330	Total Tax Obligation/General			30,467,384
	Tax Obligation/Limited – 5.0%

	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A:
2,000	0.000%, 2/01/27 – AGM Insured	2/22 at 81.23	Aa2	1,214,240
2,840	0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,639,447

2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,354,560

585	Lakeville Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Ice Arena Project, Series 2006, 4.625%, 2/01/32	2/17 at 100.00	Aa3	629,729

400	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.650%, 2/01/27	2/14 at 100.00	N/R	402,708

2,850	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2012B, 5.000%, 3/01/29	No Opt. Call	AA	3,540,299

100	Mountain Lake, Minnesota, General Obligation Tax Increment Bonds, Series 2012B, 4.200%, 2/01/29	2/18 at 100.00	A	103,774

1,000	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 5.000%, 2/01/28	2/16 at 100.00	BBB+	1,138,260

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 4.750%, 12/01/26	12/17 at 100.00	AA+	556,950

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	27,734
12,300	Total Tax Obligation/Limited			11,607,701
	Transportation – 6.0%

1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,095,920

4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA–	4,781,800

3,110	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007B, 4.500%, 1/01/32 – NPFG Insured	1/17 at 100.00	A	3,375,718

110	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	118,759

50	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 3.500%, 1/01/24	1/21 at 100.00	A	54,446

1,250	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	A	1,480,800

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	St. Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
$1,070	5.000%, 8/01/30	8/18 at 102.00	A+	$1,241,692
1,500	5.000%, 8/01/35	8/18 at 102.00	A+	1,704,930
12,090	Total Transportation			13,854,065
	U.S. Guaranteed – 3.1% (4)

	Andover Economic Development Authority, Minnesota, Public Facility Lease Revenue Bonds, Andover Community Center, Series 2004:
5	5.125%, 2/01/24 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	5,241
5	5.125%, 2/01/24 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	5,241

1,065	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.250%, 2/15/28 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	1,126,834

	Marshall, Minnesota, Revenue Bonds, Weiner Memorial Medical Center, Series 2003A:
305	5.250%, 11/01/16 (Pre-refunded 11/01/13)	11/13 at 100.00	N/R (4)	317,401
875	5.850%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	N/R (4)	915,373

1,890	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	BBB+ (4)	2,151,311

2,000	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	2,161,600

410	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 1983A, 9.750%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	Aaa	504,292
6,555	Total U.S. Guaranteed			7,187,293
	Utilities – 14.3%

1,110	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/42	1/22 at 100.00	A–	1,281,084

45	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	4/13 at 100.00	A3	45,185

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	268,504

985	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A, 3.000%, 12/01/23	12/22 at 100.00	A1	1,040,150

5,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A3	5,789,900

2,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 1/01/26 – AMBAC Insured	1/18 at 100.00	A2	2,336,720

15	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA–	17,931

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	BBB+	2,111,280

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,450	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	1,284,990
1,765	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	1,452,436
3,000	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	2,265,210
10,500	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	7,576,800
4,770	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	3,306,564
6,100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	4,054,914
38,975	Total Utilities			32,831,668

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 0.7%

$1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	$1,590,600
$221,211	Total Investments (cost $208,589,388) – 100.9%			232,172,735
	Other Assets Less Liabilities – (0.9)%			(2,176,261)
	Net Assets – 100%			$229,996,474

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Nebraska Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 97.9%

	Education and Civic Organizations – 19.5%

$990	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	$1,106,731

1,000	Douglas County Hospital Authority 2, Nebraska, Healthcare Revenue Bonds, Boys Town Project, Series 2008, 4.750%, 9/01/28	9/18 at 100.00	AA+	1,114,440

	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A:
1,000	5.600%, 7/01/25	7/20 at 100.00	A3	1,187,520
1,000	5.500%, 7/01/30	7/20 at 100.00	A3	1,165,150

665	Douglas County, Nebraska, Zoo Facilities Revenue Bonds, O’Maha’s Henry Doory Zoo Project, Refunding Series 2005, 4.750%, 9/01/24	4/15 at 100.00	A–	697,239

	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A–	721,826
410	4.000%, 4/01/32	4/22 at 100.00	A–	440,217

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	590,795

525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	616,975

2,690	Nebraska Educational Finance Authority, Revenue Bonds, Concordia University Project, Refunding Series 2007, 5.000%, 10/01/37	10/15 at 100.00	N/R	2,724,567

	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities Refunding Series 2011:
50	4.000%, 7/01/32	1/22 at 100.00	Aa1	56,300
1,125	5.000%, 7/01/42	1/22 at 100.00	Aa1	1,333,721

1,170	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities, Refunding Series 2012, 4.000%, 7/01/33	7/22 at 100.00	Aa1	1,301,344

1,000	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008, 5.000%, 5/15/33	5/18 at 100.00	Aa1	1,151,880

350	University of Nebraska, Revenue Bonds, Omaha Student Facilities Project, Series 2007, 5.000%, 5/15/32	5/17 at 100.00	Aa1	403,732

500	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Series 2003, 5.000%, 5/15/23	11/13 at 100.00	Aa1	522,450
13,660	Total Education and Civic Organizations			15,134,887
	Health Care – 10.6%

1,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.000%, 8/15/28	8/17 at 100.00	A2	1,138,530

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008:
275	5.750%, 11/01/28	11/18 at 100.00	BBB+	311,823
1,110	5.500%, 11/01/38	11/18 at 100.00	BBB+	1,214,995

610	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	A–	644,557

600	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A, 5.250%, 2/15/30	2/16 at 100.00	A	630,732

	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
3,000	4.000%, 11/01/37	No Opt. Call	A–	3,041,550
1,155	5.000%, 11/01/42	No Opt. Call	A–	1,274,150
7,750	Total Health Care			8,256,337

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 0.6%

$465	Omaha Housing Authority, Nebraska, Multifamily Housing Revenue Bonds, GNMA Mortgage Backed Securities Program – Timbercreek Apartments Project, Series 2001, 5.150%, 11/20/22	4/13 at 100.00	N/R	$466,000
	Housing/Single Family – 2.9%

2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 5.700%, 9/01/31	9/20 at 100.00	AA+	2,221,780
	Industrials – 2.1%

1,630	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,633,635
	Long-Term Care – 7.9%

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26	1/17 at 100.00	N/R	105,281

250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	267,575

900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	A–	1,032,759

200	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	209,466

3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	A–	3,884,321

600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/25	9/14 at 100.00	A	613,986
5,435	Total Long-Term Care			6,113,388
	Tax Obligation/General – 8.8%

350	Douglas County School District 059, Nebraska, General Obligation Bonds, School Building Series 2011B, 4.700%, 12/15/32	5/16 at 100.00	Aa2	387,604

1,150	Douglas County School District 1, Nebraska, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 6/15/24	No Opt. Call	AAA	1,526,602

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
1,000	4.250%, 6/15/29	6/22 at 100.00	AA–	1,154,620
1,010	3.500%, 1/15/33	1/22 at 100.00	AA–	1,074,014

50	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004, 5.250%, 4/01/24	No Opt. Call	AAA	67,941

450	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2008, 5.750%, 10/15/28	10/18 at 100.00	AAA	547,124

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2011A, 5.750%, 7/01/41	7/21 at 100.00	Baa1	1,073,800

375	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	392,794

250	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	273,555

300	Sarpy County School District 037, Nebraska, General Obligation Bonds, Gretna Public Schools, Series 2012B, 3.250%, 12/15/34	8/17 at 100.00	A+	305,418
5,935	Total Tax Obligation/General			6,803,472
	Tax Obligation/Limited – 12.5%

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	303,028

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Nebraska Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,600	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	$1,816,688

2,500	Lincoln-West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,990,675

750	Lincoln-Lancaster County, Nebraska, Public Building Commission Tax Supported Lease Rental Revenue Building Bonds, Refunding Series 2005, 4.500%, 10/15/26	4/15 at 100.00	Aaa	798,218

915	Omaha, Nebraska, Special Obligation Bonds, Riverfront Redevelopment Project, Refunding Series 2012, 3.500%, 2/01/32	2/22 at 100.00	AA+	958,371

650	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2008, 5.250%, 10/15/28	10/18 at 100.00	AA+	771,882

790	Omaha, Nebraska, Special Tax Redevelopment Bonds, Refunding Series 2012, 4.000%, 2/01/28	2/22 at 100.00	AA+	895,892

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/40	8/21 at 100.00	AA–	1,127,050
8,470	Total Tax Obligation/Limited			9,661,804
	U.S. Guaranteed – 2.3% (4)

195	Buffalo County, Nebraska, General Obligation Bonds, Series 2008, 6.000%, 12/15/28 (Pre-refunded 11/20/13) – AGC Insured	11/13 at 102.00	AA– (4)	209,779

500	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2009, 6.000%, 6/15/28 (Pre-refunded 1/12/14)	1/14 at 100.00	AA– (4)	531,770

250	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2003, 5.000%, 9/01/26 (Pre-refunded 9/01/13)	9/13 at 100.00	AA (4)	258,900

750	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities, Series 2003, 5.000%, 7/01/22 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (4)	753,105
1,695	Total U.S. Guaranteed			1,753,554
	Utilities – 25.8%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
10	5.250%, 12/01/19	No Opt. Call	A	11,027
800	5.250%, 12/01/21	No Opt. Call	A	895,280

3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	3,338,874

585	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	643,845

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	268,504

	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012:
1,300	5.000%, 9/01/23	9/22 at 100.00	AA	1,679,691
500	3.125%, 9/01/29	9/22 at 100.00	AA	522,340

210	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	252,460

50	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/31	4/22 at 100.00	A	59,958

500	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/33	1/18 at 100.00	A1	570,240

2,380	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A1	2,844,862

100	Nebraska Public Power District, Power Supply System Revenue Bonds, Series 2006A, 5.000%, 1/01/41 – FGIC Insured	1/16 at 100.00	A1	109,547

500	Nebraska Utility Corporation, Facilities Revenue Refunding Bonds, Series 2010, 5.000%, 1/01/22	1/21 at 100.00	Aa1	630,400

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A:
$1,000	5.500%, 2/01/33	2/18 at 100.00	Aa1	$1,177,240
1,200	5.500%, 2/01/35	2/18 at 100.00	Aa1	1,412,688

515	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011A, 4.000%, 2/01/18	No Opt. Call	Aa1	598,713

920	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012B, 4.000%, 2/01/27	2/22 at 100.00	Aa1	1,057,135

10	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2005, 4.250%, 2/01/35 – BHAC Insured	8/15 at 100.00	AA+	10,416

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.250%, 7/01/25	7/18 at 100.00	BBB+	1,074,670

1,500	Southern Nebraska Public Power District, Electric System Revenue Bonds, Series 2008, 5.250%, 12/15/28	12/18 at 100.00	AA–	1,813,605

1,000	Twin Valleys Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011, 5.000%, 9/15/35	6/16 at 100.00	N/R	1,071,840
17,315	Total Utilities			20,043,335
	Water and Sewer – 4.9%

1,000	Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Refunding Series 2012, 4.000%, 6/15/28	6/22 at 100.00	AA+	1,155,550

1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,551,352

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
500	5.000%, 7/01/25 – AGC Insured	7/18 at 100.00	AA–	557,325
500	6.000%, 7/01/38	7/18 at 100.00	Baa2	530,200
3,395	Total Water and Sewer			3,794,427
$67,750	Total Municipal Bonds (cost $69,113,553)			75,882,619

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

588,895	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$588,895
	Total Short-Term Investments (cost $588,895)			588,895
	Total Investments (cost $69,702,448) – 98.7%			76,471,514
	Other Assets Less Liabilities – 1.3%			1,042,626
	Net Assets – 100%			$77,514,140

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2012.

N/R	Not rated.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 97.8%

	Education and Civic Organizations – 7.9%

$2,350	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2005A, 5.000%, 5/01/22 – RAAI Insured	5/15 at 100.00	BBB	$2,451,567

250	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Series 2009, 5.750%, 5/01/24	5/14 at 100.00	BBB	258,895

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,256,884

	Oregon State Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A:
625	4.000%, 10/01/17	No Opt. Call	A–	693,206
500	5.250%, 10/01/24	10/21 at 100.00	A–	609,940

1,000	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Refunding Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	Baa1	1,062,500

500	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	567,970

1,000	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29	7/20 at 100.00	Aa2	1,206,650

	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2007A:
1,000	4.250%, 4/01/14	No Opt. Call	BBB+	1,035,550
250	5.000%, 4/01/17	No Opt. Call	BBB+	283,365
2,000	4.500%, 4/01/21	4/18 at 100.00	BBB+	2,213,140

210	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	234,194

1,085	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 4.300%, 10/01/21	10/17 at 100.00	A	1,185,417

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Education Revenue and Revenue Refunding Bonds, University of the Sacred Heart Project, Series 2012:

400	5.000%, 10/01/22 (WI/DD, Settling 12/18/12)	No Opt. Call	BBB	443,504
500	4.000%, 10/01/23 (WI/DD, Settling 12/18/12)	10/22 at 100.00	BBB	507,505

350	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/21	No Opt. Call	A–	404,996
13,160	Total Education and Civic Organizations			14,415,283
	Health Care – 13.1%

1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	BBB–	1,170,999

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21	7/19 at 100.00	A+	1,133,320

250	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Series 2005B, 5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	269,645

1,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008, 7.375%, 1/01/23	1/19 at 100.00	A3	1,902,180

810	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Merle West Medical Center Project, Series 2006, 4.750%, 9/01/20 – AGC Insured	9/16 at 100.00	AA–	882,916

	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012:
855	4.000%, 9/01/24	No Opt. Call	BBB+	911,738
500	3.500%, 9/01/27	No Opt. Call	BBB+	502,245

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA–	$2,283,287

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
1,875	5.000%, 9/01/21	9/19 at 100.00	A	2,196,544
450	4.500%, 9/01/21	9/19 at 100.00	A	513,149

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence Health System, Series 2004, 5.250%, 10/01/22	10/14 at 100.00	AA	1,085,200

	Oregon Health and Science University, Revenue Bonds, Series 2012A:
1,225	5.000%, 7/01/25	7/22 at 100.00	A+	1,511,626
135	5.000%, 7/01/26	7/22 at 100.00	A+	165,414

1,000	Oregon State Facilities Authority, Auction Rate Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20	11/19 at 100.00	AA–	1,212,590

	Oregon State Facilities Authority, Oregon, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	A–	1,478,375
500	5.000%, 10/01/24	10/20 at 100.00	A–	577,850

	Oregon State Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A:
2,000	4.250%, 3/15/17	No Opt. Call	A+	2,231,180
1,020	4.750%, 3/15/24	3/20 at 100.00	A+	1,160,923

375	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA	465,019

450	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2006A, 5.000%, 8/15/27	8/16 at 100.00	A	485,199

1,510	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2008A, 5.750%, 8/15/23	8/18 at 100.00	A	1,783,944
20,640	Total Health Care			23,923,343
	Housing/Multifamily – 4.0%

	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
750	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	814,118
500	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	544,785

	Oregon State Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,500	4.350%, 7/01/27	7/22 at 100.00	AA–	1,660,605
725	4.700%, 7/01/33	7/22 at 100.00	AA–	802,343

705	Portland Housing Authority, Oregon, Housing Revenue Refundign Bonds, Yards at Union Station Project, Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/17 at 100.00	Aa2	754,336

	Portland, Oregon, Economic Development Revenue Refunding Bonds, Broadway Project, Series 2008A:
880	5.125%, 4/01/16	No Opt. Call	A+	998,334
1,355	6.250%, 4/01/23	4/18 at 100.00	A+	1,690,308
6,415	Total Housing/Multifamily			7,264,829
	Housing/Single Family – 0.6%

195	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004A, 4.050%, 1/01/18	7/13 at 100.00	Aa2	197,613

910	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2008D, 4.750%, 7/01/22	1/18 at 100.00	Aa2	1,008,580
1,105	Total Housing/Single Family			1,206,193

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 2.2%

$1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Robison Jewish Home, DBA Cedar Sinia Park, Series 2005, 5.125%, 10/01/24	10/15 at 100.00	N/R	$1,015,740

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Terwilliger Plaza Project, Series 2009, 5.250%, 12/01/26	12/16 at 100.00	BBB	1,051,480

660	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	731,366

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012:
550	5.000%, 5/15/22	No Opt. Call	N/R	600,193
550	5.750%, 5/15/27	5/22 at 100.00	N/R	614,829
3,760	Total Long-Term Care			4,013,608
	Tax Obligation/General – 38.0%

2,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B, 4.000%, 6/15/24 (WI/DD, Settling 12/11/12)	6/22 at 100.00	AA+	2,350,060

	Beaverton School District 48J, Washington County, Oregon, General Obligation Bonds, Series 2004A:
1,600	5.000%, 6/01/14 – AGM Insured	No Opt. Call	Aa2	1,711,712
1,500	5.000%, 6/01/16 – AGM Insured	12/14 at 100.00	Aa2	1,639,425

	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa1	687,728
655	4.500%, 2/01/20	No Opt. Call	Baa1	762,754
280	5.000%, 2/01/21	No Opt. Call	Baa1	336,837

	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,196,650
810	4.500%, 6/15/20	No Opt. Call	AA+	1,009,916

1,000	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2008, 5.500%, 6/15/24	6/18 at 100.00	AA+	1,226,260

	City of The Dalles, Wasco County, Oregon, General Obligation Bonds, Series 2008:
130	4.000%, 6/01/17	No Opt. Call	A+	146,231
140	4.000%, 6/01/18	No Opt. Call	A+	160,765
75	4.000%, 6/01/19	6/18 at 100.00	A+	85,789

1,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	AA	1,306,468

1,975	Clackamas County School District 115, Oregon, General Obligation Bond, Series 2006B, 4.500%, 6/15/21 – NPFG Insured	6/16 at 100.00	AA+	2,203,962

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B:
685	5.000%, 6/15/19 – AGM Insured	6/17 at 100.00	AA+	811,211
3,665	5.000%, 6/15/21 – AGM Insured	6/17 at 100.00	AA+	4,322,348
3,135	5.000%, 6/15/22 – AGM Insured	6/17 at 100.00	AA+	3,689,644

1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24	6/19 at 100.00	AA+	1,245,150

525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	664,892

1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	727,120

1,755	Deschutes County, Oregon, General Obligation Bonds, Series 2002, 5.000%, 12/01/14 – AGM Insured	12/12 at 100.00	Aa2	1,762,108

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$3,030	Deschutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Defered Interest Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	$2,495,357

965	Forest Grove School District 15, Washington County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	705,068

1,000	Hillsboro School District 1J, Washington, Multnomah and Yamhill Counties, Oregon, General Obligation Refunding Bonds, Series 1998, 5.000%, 11/01/14	No Opt. Call	Aa2	1,088,230

1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – NPFG Insured	No Opt. Call	Aa1	1,268,210

870	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/18 at 100.00	A1	969,180

200	Lake Oswego School District 7J, Clackamas County, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	269,666

1,500	Lane Community College, Oregon, General Obligation Bonds, Series 2012, 4.000%, 6/15/20	No Opt. Call	AA+	1,790,160

1,305	Marion-Clackamas Counties School District 4J, Oregon, General Obligation Bonds, Series 2007, 4.500%, 6/15/22 – NPFG Insured	6/16 at 100.00	Aa1	1,452,922

1,000	McMinnville School District 40, Yamhill County, Oregon, General Obligation Bonds, Series 2001, 5.500%, 6/15/13 – AGM Insured	No Opt. Call	Aa3	1,028,610

1,635	Metro, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/01/20	6/17 at 100.00	AAA	1,922,171

1,015	Multnomah-Clackamas Counties, Oregon, School District 10JT, General Obligation Bonds, Series 2005, 5.250%, 6/15/17 – AGM Insured	No Opt. Call	AA+	1,221,847

125	North Lincoln Fire and Rescue District 1, Oregon, General Obligation Bonds, Series 2007, 4.250%, 2/01/18 – AGM Insured	2/17 at 100.00	AA–	141,061

1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,907,430

	Oregon State, General Obligation Bonds, Alterrnative Energy Series 2011B:
540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	657,882
560	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	690,726
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	120,677

455	Pacific City Joint Water-Sanitary Authority, Tilamook County, Oregon, General Obligation Bonds, Series 2007, 4.650%, 7/01/22	7/17 at 100.00	N/R	493,370

1,000	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	Baa1	1,056,830

1,250	Redmond School District 2J, Deschutes and Jefferson Counties, Oregon, General Obligation Bonds, Series 2004A, 5.000%, 6/15/13 – NPFG Insured	No Opt. Call	Aa1	1,282,375

	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	A1	273,038
200	4.250%, 6/01/23	6/19 at 100.00	A1	225,466
500	4.625%, 6/01/29	6/19 at 100.00	A1	555,475

340	Redmond, Oregon, Full Faith and Credit Refunding Obligations, Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	A1	386,379

635	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	522,954

	Sandy, Clackamas County, Oregon, General Obligation Bonds, Series 2010:
190	4.000%, 6/01/15	6/14 at 100.00	AA	199,114
150	4.000%, 6/01/16	6/14 at 100.00	AA	157,128

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)
$210	4.000%, 6/01/17	6/14 at 100.00	AA	$219,769
240	4.000%, 6/01/18	6/14 at 100.00	AA	250,874
100	4.000%, 6/01/19	6/14 at 100.00	AA	104,442

1,030	Tigard-Tualatin School District 23J, Washington and Clackamas Counties, Oregon, General Obligation Bonds, Series 2000, 0.000%, 6/15/14	No Opt. Call	Aa3	1,011,141

1,000	Tigard-Tualatin School District 23J, Washington and Clackamas Counties, Oregon, General Obligation Refunding Bonds, Series 2001, 5.500%, 6/01/13 -FGIC Insured	No Opt. Call	Aa2	1,026,710

960	Tualatin Hills Park and Recreation District, Oregon, General Obligation Bonds, Series 1998, 5.750%, 3/01/13 – NPFG Insured	No Opt. Call	Aa1	973,469

1,540	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 1998, 5.250%, 7/01/14 – NPFG Insured	No Opt. Call	Aa3	1,649,556

1,080	Wasco County School District 012, Oregon, General Obligation Bonds, Series 2001 Refunding, 5.500%, 6/15/14 – AGM Insured	No Opt. Call	AA–	1,165,601

1,525	Washington County, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/01/22	6/16 at 102.00	Aa1	1,770,998

2,490	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/15/19 – NPFG Insured	6/17 at 100.00	Aa2	2,978,887

1,200	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2012, 4.000%, 6/15/23	No Opt. Call	Aa1	1,430,844

	West Valley Fire District, Oregon, General Obligation Bonds, Series 2010:
120	3.000%, 2/01/13	No Opt. Call	N/R	120,340
125	3.000%, 2/01/14	No Opt. Call	N/R	126,993
125	3.000%, 2/01/15	No Opt. Call	N/R	128,534
130	3.500%, 2/01/16	No Opt. Call	N/R	136,785
135	4.000%, 2/01/17	No Opt. Call	N/R	146,264
140	4.000%, 2/01/18	No Opt. Call	N/R	153,481
145	4.000%, 2/01/19	No Opt. Call	N/R	160,940

	Yamhill County School District 29J Newberg, Oregon, General Obligation Bonds, Refunding Series 2005:
1,260	5.250%, 6/15/15 – FGIC Insured	No Opt. Call	Aa1	1,407,798
1,835	5.250%, 6/15/16 – FGIC Insured	No Opt. Call	Aa1	2,127,738

1,030	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/23 – AGM Insured	6/17 at 100.00	Aa1	1,196,798
62,405	Total Tax Obligation/General			69,216,318
	Tax Obligation/Limited – 14.3%

1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2006A, 5.000%, 11/01/18 – NPFG Insured	11/16 at 100.00	AA	1,226,590

1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25	5/19 at 100.00	AA	1,731,585

1,055	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25	11/19 at 100.00	AA	1,253,308

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2006A, 5.000%, 11/15/30	11/16 at 100.00	AAA	2,873,375

1,005	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/21	5/19 at 100.00	AAA	1,232,602

2,655	Portland, Oregon, Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	3,113,996

1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	1,227,620

2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/18 at 101.00	Aa3	2,438,355

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$280	Seaside Urban Renewal Agency, Clatsop County, Oregon, Greater Seaside Urban Renewal Area Revenue Bonds, Series 2006, 4.750%, 6/01/15	No Opt. Call	N/R	$295,100

	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25	10/21 at 100.00	A	1,238,380
1,585	5.000%, 10/01/26	10/21 at 100.00	A	1,949,867

2,305	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Senior Lien Payroll Tax, Series 2012A, 5.000%, 9/01/24	9/22 at 100.00	AAA	2,967,227

3,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	3,290,153

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
1,015	5.000%, 10/01/20	No Opt. Call	BBB+	1,183,531
30	5.000%, 10/01/29	10/20 at 100.00	BBB+	33,353
22,105	Total Tax Obligation/Limited			26,055,042
	Transportation – 3.1%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,156,230

250	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	295,685

1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,234,888

	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A:
865	4.000%, 7/01/17	No Opt. Call	A	969,258
1,500	5.000%, 7/01/26	7/21 at 100.00	A	1,777,305

215	Redmond, Oregon, Airport Revenue Bonds, Series 2009, 5.500%, 6/01/24	6/19 at 100.00	Baa3	242,077
4,860	Total Transportation			5,675,443
	U.S. Guaranteed – 5.0% (4)

2,170	Chemeketa Community College District, Oregon, General Obligation Bonds, Refunding Series 1998, 5.500%, 6/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	2,227,787

	Clackamas County School District 86, Oregon, General Obligation Bonds, Series 2005:
1,000	5.000%, 6/15/18 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (4)	1,116,130
1,305	5.000%, 6/15/21 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (4)	1,456,550

1,000	Linn County Community School District 9, Lebanon, Oregon, General Obligation Bonds, Series 2001, 5.550%, 6/15/21 (Pre-refunded 6/15/13) – FGIC Insured	6/13 at 100.00	AA+ (4)	1,029,000

1,010	Medford Urban Renewal Agency, Jackson County, Oregon, Tax Revenue Bonds, Urban Redevelopment Refunding Series 2002, 4.500%, 6/01/13 (ETM)	1/13 at 101.00	A– (4)	1,023,766

1,010	Oregon Health and Science University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	A+ (4)	1,014,323

700	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2005A, 5.000%, 11/15/24 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	763,686

440	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 4.375%, 8/01/20 (ETM)	2/20 at 100.00	A+ (4)	495,585
8,635	Total U.S. Guaranteed			9,126,827
	Utilities – 1.2%

150	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA–	180,881

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$885	Northern Wasco County Peoples Utility District, Wasco County, Oregon, McNary Dam Fishway Hydroelectric Project Revenue Bonds, Refunding Series 2012, 5.000%, 12/01/23	No Opt. Call	AA–	$1,139,181

800	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.375%, 7/01/23	7/18 at 100.00	BBB+	873,152
1,835	Total Utilities			2,193,214
	Water and Sewer – 8.4%

820	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2006, 5.000%, 11/01/21 – NPFG Insured	11/16 at 100.00	AA	948,871

1,500	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2008, 5.000%, 11/01/22	11/18 at 100.00	AA	1,821,780

	Lebanon, Oregon, Wastewater Revenue Bonds, Refunding Series 2010:
165	4.000%, 3/01/17 – AGM Insured	No Opt. Call	AA–	184,899
435	4.000%, 3/01/18 – AGM Insured	No Opt. Call	AA–	498,179

1,000	Portland, Oregon, Sewer System Revenue Bonds, Refunding First Lien Series 2008A, 4.750%, 6/15/24	6/18 at 100.00	AA	1,172,780

1,175	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/23 – NPFG Insured	6/16 at 100.00	AA	1,343,436

2,000	Portland, Oregon, Water System Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/15	No Opt. Call	Aaa	2,223,960

500	Portland, Oregon, Water System Revenue Bonds, Second Lien Series 2006A, 4.375%, 10/01/24 – NPFG Insured	10/16 at 100.00	Aa1	545,120

1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/25 – AGC Insured	7/18 at 100.00	AA–	1,671,975

	Redmond, Oregon, Water Revenue Bonds, Series 2010:
450	4.500%, 6/01/25	6/20 at 100.00	A1	524,709
5	4.500%, 6/01/30	6/20 at 100.00	A1	5,767

325	The Dalles, Oregon, Water Revenue Bonds, Series 200, 4.250%, 6/01/20 – AMBAC Insured	6/17 at 100.00	N/R	352,586

1,435	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/26	8/22 at 100.00	AA–	1,805,718

1,000	Washington County, Oregon, Clean Water Services Sewer Revenue Bonds, Senior Lien Series 2004, 5.000%, 10/01/14 – NPFG Insured	No Opt. Call	AA	1,084,540

900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A2	1,102,518
13,210	Total Water and Sewer			15,286,838
$158,130	Total Municipal Bonds (cost $162,386,344)			178,376,938

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 2.6%

	Money Market Funds – 2.6%

4,676,914	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$4,676,914
	Total Short-Term Investments (cost $4,676,914)			4,676,914
	Total Investments (cost $167,063,258) – 100.4%			183,053,852
	Other Assets Less Liabilities – (0.4)%			(814,327)
	Net Assets – 100%			$182,239,525

50	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of November 30, 2012.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Assets & Liabilities (Unaudited)

November 30, 2012

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Investments, at value (cost $256,112,782, $208,589,388, $69,702,448 and $167,063,258, respectively)	$281,392,402	$232,172,735	$76,471,514	$183,053,852
Cash	—	—	—	23,783
Receivables:
Interest	3,213,558	2,587,134	1,012,738	2,399,799
Investments sold	—	—	1,082,800	—
Shares sold	877,746	895,924	413,004	490,668
Other assets	746	551	223	476
Total assets	285,484,452	235,656,344	78,980,279	185,968,578
Liabilities
Cash overdraft	—	1,631,700	—	—
Payables:
Dividends	544,301	259,837	82,064	286,770
Investments purchased	3,572,320	3,307,366	1,080,230	3,281,889
Shares redeemed	154,301	239,306	240,651	27,705
Accrued expenses:
Management fees	122,384	99,937	35,091	82,121
Directors fees	986	768	260	628
12b-1 distribution and service fees	16,010	36,647	10,329	15,686
Other	63,268	84,309	17,514	34,254
Total liabilities	4,473,570	5,659,870	1,466,139	3,729,053
Net assets	$281,010,882	$229,996,474	$77,514,140	$182,239,525
Class A Shares
Net assets	$59,120,239	$120,114,260	$26,334,136	$51,126,816
Shares outstanding	5,460,209	9,802,989	2,321,990	4,756,793
Net asset value per share	$10.83	$12.25	$11.34	$10.75
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$11.16	$12.79	$11.84	$11.08
Class C Shares
Net assets	$6,601,934	$10,852,315	$6,798,458	$12,725,796
Shares outstanding	612,770	886,788	598,910	1,188,208
Net asset value and offering price per share	$10.77	$12.24	$11.35	$10.71
Class C1 Shares
Net assets	$4,327,042	$21,003,530	$4,166,373	N/A
Shares outstanding	398,702	1,721,793	370,268	N/A
Net asset value and offering price per share	$10.85	$12.20	$11.25	N/A
Class I Shares
Net assets	$210,961,667	$78,026,369	$40,215,173	$118,386,913
Shares outstanding	19,594,438	6,375,324	3,544,122	11,011,339
Net asset value and offering price per share	$10.77	$12.24	$11.35	$10.75
Net assets consist of:
Capital paid-in	$255,227,555	$205,470,531	$71,361,375	$166,748,141
Undistributed (Over-distribution of) net investment income	219,682	728,729	(53,760)	(59,841)
Accumulated net realized gain (loss)	284,025	213,867	(562,541)	(439,369)
Net unrealized appreciation (depreciation)	25,279,620	23,583,347	6,769,066	15,990,594
Net assets	$281,010,882	$229,996,474	$77,514,140	$182,239,525
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

N/A	– Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2012

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$5,304,701	$4,777,545	$1,500,384	$3,163,698
Expenses
Management fees	719,581	557,289	185,974	459,003
12b-1 service fees – Class A	55,537	108,182	22,076	45,870
12b-1 distribution and service fees – Class C	19,358	27,633	17,354	39,014
12b-1 distribution and service fees – Class C1	15,584	68,970	13,395	N/A
Shareholder servicing agent fees and expenses	35,875	43,113	12,384	18,509
Custodian’s fees and expenses	35,921	26,038	12,407	23,308
Directors fees and expenses	3,655	2,817	943	2,305
Professional fees	17,228	14,329	9,082	13,142
Shareholder reporting expenses	14,765	27,029	9,088	11,621
Federal and state registration fees	9,083	8,836	9,031	4,542
Other expenses	4,705	2,926	1,941	3,119
Total expenses	931,292	887,162	293,675	620,433
Net investment income (loss)	4,373,409	3,890,383	1,206,709	2,543,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	111,265	(5,262)	(30,109)	1,488
Change in net unrealized appreciation (depreciation) of investments	4,051,839	6,869,690	2,248,314	2,586,168
Net realized and unrealized gain (loss)	4,163,104	6,864,428	2,218,205	2,587,656
Net increase (decrease) in net assets from operations	$8,536,513	$10,754,811	$3,424,914	$5,130,921

N/A	– Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (Unaudited)

	Minnesota Intermediate		Minnesota
	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$4,373,409	$8,549,147	$3,890,383	$6,937,485
Net realized gain (loss) from investments	111,265	333,701	(5,262)	1,170,450
Change in net unrealized appreciation (depreciation) of investments	4,051,839	10,866,921	6,869,690	14,081,248
Net increase (decrease) in net assets from operations	8,536,513	19,749,769	10,754,811	22,189,183
Distributions to Shareholders
From net investment income:
Class A	(904,181)	(1,421,044)	(2,065,147)	(3,570,488)
Class C	(67,909)	(54,947)	(118,749)	(73,284)
Class C1	(67,625)	(175,525)	(357,019)	(762,021)
Class I	(3,491,818)	(6,770,838)	(1,423,816)	(2,313,144)
From accumulated net realized gains:
Class A	—	(42,285)	—	—
Class C	—	(2,118)	—	—
Class C1	—	(6,395)	—	—
Class I	—	(202,389)	—	—
Decrease in net assets from distributions to shareholders	(4,531,533)	(8,675,541)	(3,964,731)	(6,718,937)
Fund Share Transactions
Proceeds from sale of shares	33,315,234	52,659,065	39,776,044	38,182,780
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,169,591	1,743,603	2,437,402	3,529,303
	34,484,825	54,402,668	42,213,446	41,712,083
Cost of shares redeemed	(15,301,876)	(43,209,577)	(11,587,681)	(23,708,233)
Net increase (decrease) in net assets from Fund share transactions	19,182,949	11,193,091	30,625,765	18,003,850
Net increase (decrease) in net assets	23,187,929	22,267,319	37,415,845	33,474,096
Net assets at the beginning of period	257,822,953	235,555,634	192,580,629	159,106,533
Net assets at the end of period	$281,010,882	$257,822,953	$229,996,474	$192,580,629
Undistributed (Over-distribution of) net investment income at the end of period	$219,682	$377,806	$728,729	$803,077

See accompanying notes to financial statements.

54	Nuveen Investments

	Nebraska		Oregon Intermediate
	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$1,206,709	$2,032,055	$2,543,265	$5,037,869
Net realized gain (loss) from investments	(30,109)	71,303	1,488	(106,713)
Change in net unrealized appreciation (depreciation) of investments	2,248,314	3,427,173	2,586,168	6,475,464
Net increase (decrease) in net assets from operations	3,424,914	5,530,531	5,130,921	11,406,620
Distributions to Shareholders
From net investment income:
Class A	(385,708)	(460,396)	(693,201)	(1,157,394)
Class C	(67,395)	(34,015)	(127,736)	(67,271)
Class C1	(63,017)	(144,342)	N/A	N/A
Class I	(709,335)	(1,403,358)	(1,817,608)	(3,908,936)
From accumulated net realized gains:
Class A	—	—	—	(5,511)
Class C	—	—	—	(287)
Class C1	—	—	N/A	N/A
Class I	—	—	—	(18,394)
Decrease in net assets from distributions to shareholders	(1,225,455)	(2,042,111)	(2,638,545)	(5,157,793)
Fund Share Transactions
Proceeds from sale of shares	15,756,572	18,232,833	30,126,026	37,599,507
Proceeds from shares issued to shareholders due to reinvestment of distributions	683,276	745,293	818,747	1,205,284
	16,439,848	18,978,126	30,944,773	38,804,791
Cost of shares redeemed	(3,482,700)	(3,199,518)	(12,069,643)	(30,039,440)
Net increase (decrease) in net assets from Fund share transactions	12,957,148	15,778,608	18,875,130	8,765,351
Net increase (decrease) in net assets	15,156,607	19,267,028	21,367,506	15,014,178
Net assets at the beginning of period	62,357,533	43,090,505	160,872,019	145,857,841
Net assets at the end of period	$77,514,140	$62,357,533	$182,239,525	$160,872,019
Undistributed (Over-distribution of) net investment income at the end of period	$(53,760)	$(35,014)	$(59,841)	$35,439

N/A	– Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MINNESOTA INTERMEDIATE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/94) Year Ended 5/31
2013(h)	$10.67	$.17	$.17	$.34	$(.18)	$—	$(.18)	$10.83	3.17%
2012	10.20	.36	.47	.83	(.35)	(.01)	(.36)	10.67	8.32
2011(e)	10.12	.33	.07	.40	(.32)	—	(.32)	10.20	4.00
Year Ended 6/30
2010	9.67	.36	.46	.82	(.36)	(.01)	(.37)	10.12	8.51
2009	9.75	.38	(.05)	.33	(.38)	(.03)	(.41)	9.67	3.53
2008	9.83	.39	(.05)	.34	(.39)	(.03)	(.42)	9.75	3.53
2007	9.88	.39	(.01)	.38	(.38)	(.05)	(.43)	9.83	3.87
Class C (1/11) Year Ended 5/31
2013(h)	10.62	.13	.16	.29	(.14)	—	(.14)	10.77	2.77
2012	10.14	.29	.49	.78	(.29)	(.01)	(.30)	10.62	7.79
2011(f)	9.77	.11	.36	.47	(.10)	—	(.10)	10.14	4.88
Class C1 (10/09) Year Ended 5/31
2013(h)	10.69	.14	.17	.31	(.15)	—	(.15)	10.85	2.93
2012	10.22	.31	.48	.79	(.31)	(.01)	(.32)	10.69	7.81
2011(e)	10.14	.28	.07	.35	(.27)	—	(.27)	10.22	3.46
Year Ended 6/30
2010(g)	9.94	.21	.20	.41	(.20)	(.01)	(.21)	10.14	4.15
Class I (2/94) Year Ended 5/31
2013(h)	10.61	.18	.16	.34	(.18)	—	(.18)	10.77	3.26
2012	10.13	.37	.49	.86	(.37)	(.01)	(.38)	10.61	8.60
2011(e)	10.06	.34	.06	.40	(.33)	—	(.33)	10.13	4.00
Year Ended 6/30
2010	9.62	.36	.45	.81	(.36)	(.01)	(.37)	10.06	8.50
2009	9.69	.39	(.04)	.35	(.39)	(.03)	(.42)	9.62	3.71
2008	9.78	.39	(.05)	.34	(.40)	(.03)	(.43)	9.69	3.51
2007	9.83	.40	—	.40	(.40)	(.05)	(.45)	9.78	4.05

56	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$59,120	.82	%*	3.11	%*	.82	%*	3.11	%*	3%
52,039	.80		3.41		.76		3.44		9
37,175	.92	*	3.40	*	.74	*	3.60	*	12

34,957	1.08		3.28		.75		3.61		9
23,019	1.07		3.68		.75		4.00		18
22,059	1.07		3.65		.77		3.95		15
21,153	1.07		3.64		.85		3.86		18

6,602	1.37	*	2.54	*	1.37	*	2.54	*	3
3,768	1.40		2.74		1.40		2.74		9
623	1.41	*	3.10	*	1.37	*	3.14	*	12

4,327	1.28	*	2.69	*	1.28	*	2.69	*	3
5,448	1.29		2.94		1.29		2.94		9
6,242	1.37	*	2.99	*	1.31	*	3.05	*	12

3,965	1.48	*	2.87	*	1.35	*	3.00	*	9

210,962	.63	*	3.32	*	.63	*	3.32	*	3
196,568	.64		3.58		.64		3.58		9
191,516	.72	*	3.60	*	.66	*	3.67	*	12

193,443	.83		3.53		.70		3.66		9
172,440	.82		3.92		.70		4.04		18
175,681	.82		3.90		.70		4.02		15
168,920	.82		3.89		.70		4.01		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the eleven months ended May 31, 2011.
(f)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(g)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(h)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MINNESOTA MUNICIPAL
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (7/88)
Year Ended 5/31
2013(g)	$11.87	$.22	$.39	$.61	$(.23)	$—	$(.23)	$12.25	5.19%
2012	10.83	.47	1.02	1.49	(.45)	—	(.45)	11.87	14.03
2011(e)	10.87	.39	(.08)	.31	(.35)	—	(.35)	10.83	2.94
Year Ended 6/30
2010	9.98	.41	.89	1.30	(.41)	—	(.41)	10.87	13.19
2009	10.48	.43	(.44)	(.01)	(.43)	(.06)	(.49)	9.98	.07
2008	10.93	.44	(.38)	.06	(.45)	(.06)	(.51)	10.48	.54
2007	10.97	.46	(.02)	.44	(.45)	(.03)	(.48)	10.93	4.05
Class C (1/11)
Year Ended 5/31
2013(g)	11.87	.19	.38	.57	(.20)	—	(.20)	12.24	4.82
2012	10.82	.39	1.05	1.44	(.39)	—	(.39)	11.87	13.48
2011(f)	10.23	.15	.56	.71	(.12)	—	(.12)	10.82	6.99
Class C1 (2/99)
Year Ended 5/31
2013(g)	11.82	.20	.38	.58	(.20)	—	(.20)	12.20	4.96
2012	10.78	.41	1.03	1.44	(.40)	—	(.40)	11.82	13.56
2011(e)	10.82	.34	(.08)	.26	(.30)	—	(.30)	10.78	2.48
Year Ended 6/30
2010	9.94	.36	.88	1.24	(.36)	—	(.36)	10.82	12.58
2009	10.44	.38	(.44)	(.06)	(.38)	(.06)	(.44)	9.94	(.42)
2008	10.89	.40	(.39)	.01	(.40)	(.06)	(.46)	10.44	.06
2007	10.93	.42	(.02)	.40	(.41)	(.03)	(.44)	10.89	3.65
Class I (8/97)
Year Ended 5/31
2013(g)	11.86	.24	.38	.62	(.24)	—	(.24)	12.24	5.27
2012	10.82	.49	1.02	1.51	(.47)	—	(.47)	11.86	14.23
2011(e)	10.86	.41	(.08)	.33	(.37)	—	(.37)	10.82	3.09
Year Ended 6/30
2010	9.97	.42	.90	1.32	(.43)	—	(.43)	10.86	13.37
2009	10.47	.44	(.44)	—	(.44)	(.06)	(.50)	9.97	.23
2008	10.92	.46	(.38)	.08	(.47)	(.06)	(.53)	10.47	.71
2007	10.96	.48	(.01)	.47	(.48)	(.03)	(.51)	10.92	4.31

58	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest ment Income (Loss)		Expenses		Net Invest ment Income (Loss)		Portfolio Turnover Rate

$120,114	.85	%*	3.73	%*	.85	%*	3.73	%*	2%
100,185	.90		4.06		.86		4.11		17
85,183	1.00	*	3.77	*	.85	*	3.94	*	25

91,922	1.11		3.60		.85		3.86		34
87,218	1.11		4.06		.85		4.32		28
102,089	1.10		3.91		.87		4.14		37
106,732	1.10		3.95		.95		4.10		20

10,852	1.40	*	3.13	*	1.40	*	3.13	*	2
4,927	1.47		3.37		1.45		3.39		17
618	1.50	*	3.91	*	1.43	*	3.98	*	25

21,004	1.31	*	3.30	*	1.31	*	3.30	*	2
21,453	1.35		3.63		1.35		3.64		17
22,190	1.43	*	3.33	*	1.33	*	3.43	*	25

26,772	1.51		3.19		1.35		3.35		34
20,489	1.51		3.66		1.35		3.82		28
20,061	1.50		3.48		1.35		3.63		37
14,221	1.58		3.46		1.35		3.69		20

78,026	.66	*	3.94	*	.66	*	3.94	*	2
66,016	.71		4.26		.70		4.27		17
51,116	.77	*	4.01	*	.68	*	4.11	*	25

52,639	.86		3.84		.70		4.00		34
42,093	.86		4.31		.70		4.47		28
44,993	.85		4.17		.70		4.32		37
56,181	.85		4.20		.70		4.35		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the eleven months ended May 31, 2011.
(f)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(g)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEBRASKA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (2/01)
Year Ended 5/31
2013(g)	$11.01	$.19	$.34	$.53	$(.20)	$—	$(.20)	$11.34	4.82%
2012	10.28	.41	.75	1.16	(.43)	—	(.43)	11.01	11.51
2011(e)	10.34	.39	(.06)	.33	(.39)	—	(.39)	10.28	3.28
Year Ended 6/30
2010	9.84	.41	.49	.90	(.40)	—	(.40)	10.34	9.26
2009	10.06	.43	(.21)	.22	(.44)	—	(.44)	9.84	2.33
2008	10.30	.42	(.20)	.22	(.41)	(.05)	(.46)	10.06	2.19
2007	10.33	.42	.02	.44	(.42)	(.05)	(.47)	10.30	4.24
CLASS C (1/11)
Year Ended 5/31
2013(g)	11.02	.16	.34	.50	(.17)	—	(.17)	11.35	4.54
2012	10.28	.34	.77	1.11	(.37)	—	(.37)	11.02	10.98
2011(f)	9.86	.14	.42	.56	(.14)	—	(.14)	10.28	5.70
CLASS C1 (2/01)
Year Ended 5/31
2013(g)	10.92	.17	.33	.50	(.17)	—	(.17)	11.25	4.61
2012	10.19	.38	.73	1.11	(.38)	—	(.38)	10.92	11.08
2011(e)	10.26	.34	(.06)	.28	(.35)	—	(.35)	10.19	2.80
Year Ended 6/30
2010	9.76	.38	.48	.86	(.36)	—	(.36)	10.26	8.91
2009	9.99	.39	(.22)	.17	(.40)	—	(.40)	9.76	1.84
2008	10.23	.38	(.20)	.18	(.37)	(.05)	(.42)	9.99	1.81
2007	10.26	.37	.02	.39	(.37)	(.05)	(.42)	10.23	3.86
CLASS I (2/01)
Year Ended 5/31
2013(g)	11.01	.20	.34	.54	(.20)	—	(.20)	11.35	5.00
2012	10.27	.45	.74	1.19	(.45)	—	(.45)	11.01	11.80
2011(e)	10.34	.41	(.07)	.34	(.41)	—	(.41)	10.27	3.39
Year Ended 6/30
2010	9.83	.44	.50	.94	(.43)	—	(.43)	10.34	9.65
2009	10.06	.45	(.22)	.23	(.46)	—	(.46)	9.83	2.48
2008	10.30	.44	(.19)	.25	(.44)	(.05)	(.49)	10.06	2.45
2007	10.33	.44	.02	.46	(.44)	(.05)	(.49)	10.30	4.51

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$26,334	.89	%*	3.42	%*	.89	%*	3.42	%*	7%
19,021	.97		3.79		.88		3.88		25
7,099	1.21	*	3.62	*	.72	*	4.11	*	21

6,333	1.46		3.30		.75		4.01		18
5,847	1.50		3.66		.75		4.41		34
5,689	1.47		3.34		.75		4.06		22
7,091	1.44		3.28		.75		3.97		39

6,798	1.44	*	2.81	*	1.44	*	2.81	*	7
2,800	1.51		3.10		1.43		3.19		25
321	1.60	*	3.37	*	1.24	*	3.73	*	21

4,166	1.34	*	3.00	*	1.34	*	3.00	*	7
4,132	1.43		3.49		1.33		3.59		25
4,201	1.64	*	3.19	*	1.14	*	3.69	*	21

4,181	1.86		2.91		1.15		3.62		18
2,585	1.90		3.27		1.15		4.02		34
1,798	1.87		2.93		1.15		3.65		22
1,559	1.92		2.79		1.15		3.56		39

40,215	.69	*	3.64	*	.69	*	3.64	*	7
36,406	.78		4.13		.68		4.23		25
31,470	.99	*	3.83	*	.49	*	4.34	*	21

31,757	1.21		3.55		.50		4.26		18
30,689	1.25		3.92		.50		4.67		34
29,533	1.22		3.59		.50		4.31		22
32,502	1.19		3.53		.50		4.22		39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the eleven months ended May 31, 2011.
(f)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(g)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OREGON INTERMEDIATE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/99)
Year Ended 5/31
2013(g)	$10.60	$.15	$.16	$.31	$(.16)	$—	$(.16)	$10.75	2.96%
2012	10.17	.33	.44	.77	(.34)	— **	(.34)	10.60	7.71
2011(e)	10.11	.29	.05	.34	(.28)	—	(.28)	10.17	3.46
Year Ended 6/30
2010	9.77	.35	.33	.68	(.34)	—	(.34)	10.11	7.05
2009	9.68	.36	.09	.45	(.36)	—	(.36)	9.77	4.77
2008	9.72	.35	(.02)	.33	(.36)	(.01)	(.37)	9.68	3.39
2007	9.78	.37	(.02)	.35	(.37)	(.04)	(.41)	9.72	3.54
Class C (1/11)
Year Ended 5/31
2013(g)	10.56	.12	.16	.28	(.13)	—	(.13)	10.71	2.69
2012	10.15	.27	.43	.70	(.29)	— **	(.29)	10.56	6.98
2011(f)	9.78	.09	.40	.49	(.12)	—	(.12)	10.15	5.04
Class I (8/97)
Year Ended 5/31
2013(g)	10.60	.16	.16	.32	(.17)	—	(.17)	10.75	3.05
2012	10.17	.35	.44	.79	(.36)	— **	(.36)	10.60	7.90
2011(e)	10.11	.31	.05	.36	(.30)	—	(.30)	10.17	3.62
Year Ended 6/30
2010	9.77	.35	.35	.70	(.36)	—	(.36)	10.11	7.21
2009	9.68	.37	.10	.47	(.38)	—	(.38)	9.77	4.92
2008	9.72	.37	(.03)	.34	(.37)	(.01)	(.38)	9.68	3.54
2007	9.78	.38	(.02)	.36	(.38)	(.04)	(.42)	9.72	3.70

62	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$51,127	.83	%*	2.89	%*	.83	%*	2.89	%*	2%
42,819	.85		3.18		.85		3.18		9
31,399	.97	*	3.04	*	.82	*	3.18	*	12

31,043	1.10		3.12		.85		3.37		19
10,963	1.12		3.43		.85		3.70		19
5,967	1.12		3.37		.85		3.64		15
7,895	1.12		3.44		.85		3.71		43

12,726	1.38	*	2.32	*	1.38	*	2.32	*	2
7,345	1.40		2.58		1.40		2.58		9
632	1.40	*	2.50	*	1.36	*	2.53	*	12

118,387	.63	*	3.10	*	.63	*	3.10	*	2
110,708	.65		3.40		.65		3.40		9
113,827	.74	*	3.26	*	.65	*	3.35	*	12

133,816	.85		3.37		.70		3.52		19
119,959	.87		3.67		.70		3.84		19
120,800	.87		3.61		.70		3.78		15
109,357	.87		3.69		.70		3.86		43

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the eleven months ended May 31, 2011.
(f)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(g)	For the six months ended November 30, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Minnesota Intermediate Municipal Bond Fund (“Minnesota Intermediate”), Nuveen Minnesota Municipal Bond Fund (“Minnesota”), Nuveen Nebraska Municipal Bond Fund (“Nebraska”) and Nuveen Oregon Intermediate Municipal Bond Fund (“Oregon Intermediate”), (each a “Fund” and collectively, the “Funds”), as non-diversified funds (diversified for Nebraska), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and its respective state income tax, including the federal and state alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state, where applicable, alternative minimum tax. Each Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Funds’ sub-adviser, Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser. However, each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

64	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2012, Minnesota Intermediate, Minnesota and Oregon Intermediate had outstanding when-issued/delayed delivery purchase commitments of $2,303,278, $2,938,691 and $3,281,889, respectively. Nebraska had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge but incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares and Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2012, the Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

66	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$281,325,538	$—	$281,325,538
Short-Term Investments:
Money Market Funds	66,864	—	—	66,864
Total	$66,864	$281,325,538	$—	$281,392,402

Minnesota	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$232,172,735	$—	$232,172,735

Nebraska	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$75,882,619	$—	$75,882,619
Short-Term Investments:
Money Market Funds	588,895	—	—	588,895
Total	$588,895	$75,882,619	$—	$76,471,514

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$178,376,938	$—	$178,376,938
Short-Term Investments:
Money Market Funds	4,676,914	—	—	4,676,914
Total	$4,676,914	$178,376,938	$—	$183,053,852
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Minnesota Intermediate
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	786,046	$8,400,164	1,762,984	$18,520,988
Class C	289,660	3,082,820	320,741	3,341,075
Class C1	—	—	481	5,036
Class I	2,051,087	21,832,250	2,951,840	30,791,966
Shares issued to shareholders due to reinvestment of distributions:
Class A	73,993	793,019	115,025	1,204,654
Class C	5,745	61,295	4,910	51,413
Class C1	5,174	55,557	13,217	138,387
Class I	24,369	259,720	33,512	349,149
	3,236,074	34,484,825	5,202,710	54,402,668
Shares redeemed:
Class A	(275,353)	(2,947,845)	(648,644)	(6,789,668)
Class C	(37,571)	(399,311)	(32,148)	(337,359)
Class C1	(115,880)	(1,242,499)	(115,360)	(1,213,113)
Class I	(1,006,256)	(10,712,221)	(3,362,625)	(34,869,437)
	(1,435,060)	(15,301,876)	(4,158,777)	(43,209,577)
Net increase (decrease)	1,801,014	$19,182,949	1,043,933	$11,193,091

68	Nuveen Investments

	Minnesota
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,570,498	$18,846,508	1,290,772	$14,873,424
Class C	492,674	5,914,626	379,744	4,380,042
Class C1	—	—	4,691	53,117
Class I	1,252,618	15,014,910	1,641,557	18,876,197
Shares issued to shareholders due to reinvestment of distributions:
Class A	153,520	1,846,964	238,211	2,726,168
Class C	8,644	104,046	4,914	56,828
Class C1	28,275	338,388	54,910	623,840
Class I	12,305	148,004	10,682	122,467
	3,518,534	42,213,446	3,625,481	41,712,083
Shares redeemed:
Class A	(358,007)	(4,307,052)	(955,770)	(10,817,559)
Class C	(29,716)	(357,582)	(26,575)	(310,556)
Class C1	(121,541)	(1,450,709)	(302,359)	(3,401,378)
Class I	(456,877)	(5,472,338)	(810,815)	(9,178,740)
	(966,141)	(11,587,681)	(2,095,519)	(23,708,233)
Net increase (decrease)	2,552,393	$30,625,765	1,529,962	$18,003,850

	Nebraska
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	633,643	$7,033,813	1,052,841	$11,246,926
Class C	362,005	4,023,976	228,712	2,465,910
Class C1	—	—	1,672	17,925
Class I	422,857	4,698,783	420,217	4,502,072
Shares issued to shareholders due to reinvestment of distributions:
Class A	32,617	363,123	29,951	322,453
Class C	5,715	63,780	2,057	22,187
Class C1	5,196	57,329	11,568	122,256
Class I	17,871	199,044	26,107	278,397
	1,479,904	16,439,848	1,773,125	18,978,126
Shares redeemed:
Class A	(72,365)	(805,679)	(45,380)	(481,975)
Class C	(22,918)	(256,847)	(7,879)	(84,950)
Class C1	(13,390)	(146,584)	(46,994)	(485,064)
Class I	(204,211)	(2,273,590)	(202,940)	(2,147,529)
	(312,884)	(3,482,700)	(303,193)	(3,199,518)
Net increase (decrease)	1,167,020	$12,957,148	1,469,932	$15,778,608

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

	Oregon Intermediate
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	875,815	$9,320,057	1,247,098	$13,048,451
Class C	533,838	5,642,218	653,076	6,838,752
Class I	1,427,507	15,163,751	1,704,340	17,712,304
Shares issued to shareholders due to reinvestment of distributions:
Class A	53,200	566,141	85,272	889,463
Class C	10,735	113,860	5,512	57,649
Class I	13,033	138,746	24,797	258,172
	2,914,128	30,944,773	3,720,095	38,804,791
Shares redeemed:
Class A	(211,906)	(2,253,917)	(379,765)	(3,928,739)
Class C	(51,712)	(547,005)	(25,478)	(265,350)
Class I	(872,250)	(9,268,721)	(2,480,921)	(25,845,351)
	(1,135,868)	(12,069,643)	(2,886,164)	(30,039,440)
Net increase (decrease)	1,778,260	$18,875,130	833,931	$8,765,351

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2012, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$33,656,802	$44,003,950	$15,847,845	$23,830,158
Sales and maturities	8,613,702	3,796,401	4,760,450	4,085,000

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Cost of investments	$256,112,782	$208,589,388	$69,702,448	$167,063,258
Gross unrealized:
Appreciation	$25,294,150	$23,599,901	$6,769,066	$15,990,594
Depreciation	(14,530)	(16,554)	—	—
Net unrealized appreciation (depreciation) of investments	$25,279,620	$23,583,347	$6,769,066	$15,990,594

Permanent differences, primarily due to federal taxes paid and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ last tax year end, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Capital paid-in	$(76)	$—	$24,349	$—
Undistributed (Over-distribution of) net investment income	698	—	(24,349)	—
Accumulated net realized gain (loss)	(622)	—	—	—

70	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ last tax year end, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income*	$1,065,705	$1,197,045	$49,763	$361,772
Undistributed net ordinary income**	9,197	—	—	13,617
Undistributed net long-term capital gains	162,183	384,230	—	648
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012 and paid on June 1, 2012.
**	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$8,364,048	$6,539,683	$2,002,803	$5,002,123
Distributions from net ordinary income**	29,652	71,205	—	97,463
Distributions from net long-term capital gains	253,187	—	—	24,192
**	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At May 31, 2012, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Nebraska
Expiration:
May 31, 2017	$199,025
May 31, 2018	36,230
Total	$235,255

During the Funds’ last tax year ended May 31, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Minnesota	Nebraska
Utilized capital loss carryforwards	$123,599	$128,711

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended May 31, 2012, there were no post-enactment capital losses generated.

The Funds have elected to defer losses incurred from November 1, 2011 through May 31, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Nebraska	Oregon Intermediate
Post-October capital losses	$60,100	$129,536
Late-year ordinary losses	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For net assets over $2 billion	.2750

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Minnesota Intermediate	.1918%
Minnesota	.1878
Nebraska	.1834
Oregon Intermediate	.1922

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses (excluding acquired Fund fees and expenses), do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Class A Shares	.90%	.90%	.90%	.90%
Class C Shares	1.45	1.45	1.45	1.45
Class C1 Shares	1.35	1.35	1.35	N/A
Class I Shares	.70	.70	.70	.70
Expiration date	March 31, 2013	March 31, 2013	March 31, 2014	March 31, 2013

N/A	- Oregon Intermediate does not offer Class C1 Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2012, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected	$34,418	$310,469	$214,630	$45,881
Paid to financial intermediaries	29,302	269,043	185,319	36,647

72	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances	$35,088	$95,473	$44,760	$58,193

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares and Class C1 Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained	$16,326	$24,765	$15,640	$34,199

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2012, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained	$517	$1,275	$2,665	$687

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Maturity: For a bond fund or defined portfolio, the average of the stated maturity dates of the fixed-income securities held. In general, the longer the average maturity, the greater the fund’s or defined portfolio’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile, portfolio.

Barclays Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays 1-15 Year Blend Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: A measure of the price sensitivity of a fixed-income security or portfolio to changes in interest rates. Duration is stated in years. For example, if a bond has a duration of four years, the price of the bond is expected to change by approximately 4% for every one percentage point change in interest rates. The shorter the duration the less price variability expected in the security’s price due to changes in interest rates.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

74	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FTFI-1112P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 7, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 7, 2013